JNL SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Contract Owners

Notice of Special Meeting

Contract Owner Voting Instructions

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

1 Corporate Way
Lansing, Michigan 48951

February 4, 2019

Dear Contract Owner:

Enclosed is a notice of a Special Meeting of Shareholders of the JNL/PPM America Long Short Credit Fund (the “Long Short Fund” or the “Acquired Fund”), a series of the Jackson Variable Series Trust (“JVST”).  The Special Meeting of Shareholders of the Acquired Fund is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, on March 15, 2019, at 12:00 p.m., Eastern Time (the “Meeting”).  At the Meeting, the shareholders of the Acquired Fund will be asked to approve the proposal described below.

JVST’s Board of Trustees (the “JVST Board”) called the Meeting to request shareholder approval of the reorganization (the “Reorganization”) of the Acquired Fund into the JNL/PPM America High Yield Bond Fund (the “HY Bond Fund” or the “Acquiring Fund”), a series of the JNL Series Trust (“JNLST”). The Acquired Fund and the Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.” The JVST Board considered that the Long Short Fund was launched to maximize total return through a combination of current income and capital appreciation, consistent with capital preservation.  The JVST Board noted that the Long Short Fund’s investment strategy is a niche strategy that has not attracted the amount of assets required by the Long Short Fund’s sub-adviser to effectively manage the strategy. Thus, the JVST Board considered the recommendation of Jackson National Asset Management, LLC ("JNAM"), the investment adviser to the Funds, to merge the Long Short Fund into the HY Bond Fund given a 35% direct security overlap between the Long Short Fund and the HY Bond Fund, and the high correlation of returns between the Funds.  The JVST Board did not determine any considerations related to this Reorganization to be adverse.

The JVST Board, after careful consideration, approved the Reorganization. After considering JNAM’s recommendation, the JVST Board concluded that: (i) the Reorganization will benefit the shareholders of the Acquired Fund; (ii) the Reorganization is in the best interests of the Acquired Fund; and (iii) the interests of the shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. No one factor was determinative, and each Trustee may have attributed different weights to the various factors.

Both the Acquired Fund and the Acquiring Fund are managed by JNAM, and sub-advised by PPM America, Inc. If the Reorganization is approved and implemented, each person that invests indirectly in the Acquired Fund will automatically become an investor indirectly in the Acquiring Fund.

Pending shareholder approval, effective as of the close of business on June 21 , 2019, or on such later date as may be deemed necessary in the judgment of the JVST Board or JNLST’s Board of Trustees in accordance with the Plan of Reorganization (the “Closing Date”), you will invest indirectly in shares of the Acquiring Fund in an amount equal to the dollar value of your interest in the Acquired Fund on the Closing Date. As of the date hereof, it is not expected that the Closing Date will be postponed.  If the Closing Date is postponed to allow for additional time to solicit shareholder votes, shareholders will remain shareholders of their respective Fund(s). No sales charge, redemption fees, or other transaction fees will be imposed in the Reorganization. The Reorganization will not cause any fees or charges under your contract to be greater after the Reorganization than before the Reorganization, and the Reorganization will not alter your rights under your contract or the obligations of the insurance company that issued the contract.  Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

You may wish to take actions relating to your future allocation of premium payments under your insurance contract to the various investment divisions (the “Divisions”) of the separate account. You may execute certain changes prior to the Reorganization, in addition to participating in the Reorganization with regard to the Acquiring Fund, such as allocating your premium payments to other Divisions.

All actions with regard to the Acquired Fund need to be completed by the Closing Date.  In the absence of new instructions prior to the Closing Date, future premium payments previously allocated to the Acquired Fund Division will be allocated to the Acquiring Fund Division.  The Acquiring Fund Division will be the Division for future allocations under the Dollar Cost Averaging, Earnings Sweep, and Rebalancing Programs (together, the “Programs”).  In addition to the Acquiring Fund Division, there are other Divisions investing in mutual funds that seek to maximize current income and, as a secondary objective, seek capital appreciation. If you want to transfer all or a portion of your Contract value out of the Acquired Fund Division prior to the Reorganization, you may do so and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge. In addition, if you want to transfer all or a portion of your Contract value out of the Acquiring Fund Division after the Reorganization, you may do so within 60 days following the Closing Date and that transfer will not be treated as a transfer for the purpose of determining how many subsequent transfers may be made in any period or how many may be made in any period without charge.  You will be provided with an additional notification of this free-transfer policy on or about June 24 , 2019.

If you want to change your allocation instructions as to your future premium payments or the Programs or if you require summary descriptions of the other underlying funds and Divisions available under your contract or additional copies of the prospectuses for other funds underlying the Divisions, please contact:

For Jackson variable annuity policies:

Annuity Service Center
P.O. Box 30314
Lansing, Michigan 48909-7814
1-800-644-4565
www.jackson.com

For Jackson New York variable annuity policies:

Jackson of NY Service Center
P.O. Box 30313
Lansing, Michigan 48909-7813
1-800-599-5651
www.jackson.com

An owner of a variable annuity contract or certificate that participates in the Acquired Fund through the Divisions of separate accounts established by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) is entitled to instruct the applicable Insurance Company how to vote the Acquired Fund shares related to the ownership interest in those accounts as of the close of business on January 25, 2019.  The attached Notice of Special Meeting of Shareholders and Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting.  Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your right to vote your shares by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions.  Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even if you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet.  At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone, or the Internet, or appearing and voting in person at the Meeting.  Please respond promptly in order to save additional costs of proxy solicitation and to make sure you are represented.

Very truly yours,

Mark D. Nerud
Trustee, President, and Chief Executive Officer
JNL Series Trust

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JACKSON VARIABLE SERIES TRUST

JNL/PPM America Long Short Credit Fund

1 Corporate Way
Lansing, Michigan 48951

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 15, 2019

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the JNL/PPM America Long Short Credit Fund (the “Long Short Fund” or the “Acquired Fund”), a series of the Jackson Variable Series Trust (“JVST”), will be held on March 15, 2019 at 12:00 p.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 (the “Meeting”).

The Meeting will be held to act on the following proposals:

1.
To approve the Plan of Reorganization, adopted by the JVST’s Board of Trustees (the “JVST Board”), which provides for the reorganization of the Long Short Fund into the JNL/PPM America High Yield Bond Fund, a series of the JNL Series Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Please note that owners of variable annuity contracts or certificates (the “Contract Owners”) issued by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York (each, an “Insurance Company”) who have invested in shares of the Acquired Fund through the investment divisions of a separate account or accounts of an Insurance Company (“Separate Account”) will be given the opportunity, to the extent required by law, to provide the applicable Insurance Company with voting instructions on the above proposals.

You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy or voting instruction card.  The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contract Owners entitled to provide voting instructions at the Meeting and any adjournments thereof has been fixed as the close of business on January 25, 2019.  If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD OR VOTING INSTRUCTION CARD PROMPTLY.

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy or voting instruction card for the Acquired Fund in the enclosed postage-paid envelope.  You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number that appears on the enclosed proxy or voting instruction card and following the simple instructions.  At any time prior to the Meeting, you may revoke your voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone, or the Internet, or appearing and voting in person at the Meeting. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time.  The JVST Board recommends that you vote or provide voting instructions to vote FOR the proposal.

By order of the JVST Board,

Mark D. Nerud
Trustee, President, and Chief Executive Officer

February 4, 2019
Lansing, Michigan
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JACKSON NATIONAL LIFE INSURANCE COMPANY
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

CONTRACT OWNER VOTING INSTRUCTIONS
REGARDING A SPECIAL MEETING OF SHAREHOLDERS OF

JNL/PPM AMERICA LONG SHORT CREDIT FUND
A SERIES OF THE JACKSON VARIABLE SERIES TRUST

TO BE HELD ON MARCH 15, 2019

DATED: FEBRUARY 4, 2019

GENERAL

These Contract Owner voting instructions are being furnished by Jackson National Life Insurance Company (“Jackson National”), or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and, together, the “Insurance Companies”), to owners of their variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) who, as of January 25, 2019 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of their separate accounts (the “Separate Accounts”) that are invested in shares of the JNL/PPM America Long Short Credit Fund (the “Long Short Fund” or “Acquired Fund”), a series of the Jackson Variable Series Trust (“JVST”).

JVST is a Massachusetts business trust registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Each Insurance Company is required to offer Contract Owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Acquired Fund (the “Shares”) held by its Separate Accounts, as to how it should vote on the reorganization proposal (the “Proposal”) to be considered at the Special Meeting of Shareholders of the Acquired Fund referred to in the preceding Notice and at any adjournments (the “Meeting”).  The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and a series of the JNL Series Trust (“JNLST”) that a Contract Owner should know before completing the enclosed voting instruction card.

These Contract Owner Voting Instructions and the accompanying voting instruction card are being mailed to Contract Owners on or about February 14, 2019.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contract Owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s) and sign, date, and mail the voting instruction card(s) in the accompanying postage-paid envelope.  Contract Owners also may provide voting instructions by phone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.

If a voting instruction card is not marked to indicate voting instructions but is signed, dated, and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the investment division of a Separate Account corresponding to the Acquired Fund for which a Contract Owner may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value (minus any Contract indebtedness) allocable to that investment division by (ii) the net asset value of one Share of the Acquired Fund.  At any time prior to an Insurance Company’s voting at the Meeting, a Contract Owner may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or appearing and voting in person at the Meeting.
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HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions.  Shares in each investment division of a Separate Account for which an Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares in each investment division of a Separate Account for which an Insurance Company receives no timely voting instructions from a Contract Owner, or that are attributable to amounts retained by an Insurance Company or its affiliate as surplus or seed money, will be voted by the applicable Insurance Company either for or against approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners (other than the Insurance Company) have provided voting instructions to the Insurance Company. Similarly, the Insurance Companies and their affiliates will vote their own shares and will vote shares of the regulated investment companies (also known as “RICs”) that are held by the Fund of Funds whose shares are held by a Separate Account in the same proportion as voting instructions timely given by Contract Owners for those respective regulated investment companies. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of the Proposal.  Please see “Additional Information about the Funds – Tax Status” below for further information regarding regulated investment companies.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the Proposal, to be acted on at the Meeting.  If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion.  Voting instruction cards may be solicited by employees of Jackson National or its affiliates as well as officers and agents of JVST.  The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, personal interview, the Internet, or other permissible means.

The Meeting may be adjourned whether or not a quorum is present, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval.  No shareholder vote shall be required for any adjournment.  No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting.  Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

It is important that your Contract be represented.  Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date, and mail the voting instruction card in the accompanying postage-paid envelope.  You may also provide your voting instructions by telephone at 1-866-298-8476 or by Internet at our website at www.proxy-direct.com.
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PROXY STATEMENT

for

JNL/PPM America Long Short Credit Fund, a series of Jackson Variable Series Trust

and

PROSPECTUS

for

JNL/PPM America High Yield Bond Fund, a series of JNL Series Trust

Dated

February 4, 2019

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to owners of variable annuity contracts or certificates (the “Contracts”) (the “Contract Owners”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of January 25, 2019, had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate accounts (the “Separate Accounts”) that are invested in shares of beneficial interest in the JNL/PPM America Long Short Credit Fund (the “Long Short Fund” or the “Acquired Fund”), a series of the Jackson Variable Series Trust (“JVST”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”). The purpose of this Proxy Statement/Prospectus is for shareholders of the Long Short Fund to vote on a Plan of Reorganization, adopted by the JVST’s Board of Trustees (the “JVST Board”), which provides for the reorganization of the Long Short Fund into the JNL/PPM America High Yield Bond Fund (the “HY Bond Fund” or the “Acquiring Fund”), a series of the JNL Series Trust (“JNLST”).

This Proxy Statement/Prospectus also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders that were invested in the Acquired Fund as of January 25, 2019.  Contract Owners are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the JVST Board of proxies to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at 1 Corporate Way, Lansing, Michigan 48951, on March 15, 2019, at 12:00 p.m., Eastern Time, or any adjournment or adjournments thereof (the “Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the JVST Board, which provides for the reorganization of the Long Short Fund into the HY Bond Fund.	Shareholders of the Long Short Fund

The reorganization referred to in the above proposal is referred to herein as the “Reorganization.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions.  Additional information about JNLST has been filed with the SEC and is available upon oral or written request without charge.  This Proxy Statement/Prospectus is being provided to the Insurance Companies and mailed to Contract Owners on or about February 14, 2019. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by JVST.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information of JVST, each dated April 30, 2018, as supplemented, with respect to the Acquired Fund (File Nos. 333-177369 and 811-22613);
2.	The Annual Report to Shareholders of JVST with respect to the Acquired Fund for the fiscal year ended December 31, 2017 (File Nos. 333-177369 and 811-22613);
3.	The Semi-Annual Report to Shareholders of JVST with respect to the Acquired Fund for the period ended June 30, 2018 (File Nos. 333-177369 and 811-22613);
4.	The Statement of Additional Information dated February 4, 2019, relating to the Reorganization (File No. 333- 228955 ).
For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Contract Owners can learn more about the Acquired Fund and the Acquiring Fund in any of the documents incorporated into this proxy statement/prospectus, including the Annual Report and Semi-Annual Report listed above, which have been furnished to Contract Owners.  Contract Owners may request a copy thereof, without charge, by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting www.jackson.com.

JNLST is subject to the informational requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”).  Accordingly, it must file certain reports and other information with the SEC.  You can copy and review proxy materials, reports, and other information about JNLST at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Proxy materials, reports, and other information about JNLST are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, DC 20549-1520.
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SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

The proposed Reorganization is as follows:

Proposal	Shareholders Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the JVST Board, which provides for the Reorganization of the Long Short Fund into the HY Bond Fund.	Shareholders of the Long Short Fund

This Proxy Statement/Prospectus is soliciting shareholders with amounts invested in the Acquired Fund as of January 25, 2019, to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund.  (The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.”)

The Acquired Fund has two share classes, designated Class A and Class I shares (“Acquired Fund Shares”).  The Acquiring Fund also has two share classes, Class A and Class I shares (“Acquiring Fund Shares”).

The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund's net assets;
•	the Acquiring Fund's assumption of all the liabilities of the Acquired Fund;
•	the distribution to the shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners) of those Acquiring Fund Shares; and
•	the complete termination of the Acquired Fund.

A comparison of the investment objective(s), principal investment policies and strategies, and principal risks of the Acquired Fund and the Acquiring Fund is included in the “Comparison of Investment Objectives and Principal Investment Strategies,” “Comparison of Principal Risk Factors,” and “Comparison of Fundamental Policies” sections below.  The Funds have identical distribution procedures, purchase procedures, exchange rights, and redemption procedures, which are discussed in “Additional Information about the Funds” below.  Each Fund offers its shares to Separate Accounts and certain other eligible investors.  Shares of each Fund are offered and redeemed at their net asset value without any sales load.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on June 21 , 2019, or on such later date as may be deemed necessary in the judgment of the JVST Board or the JNLST Board in accordance with the Plan of Reorganization (the “Closing Date”).  As a result of the Reorganization, a shareholder invested in shares of the Acquired Fund would become an owner of shares of the Acquiring Fund.  Such shareholder would hold, immediately after the Closing Date, Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares that were held by the shareholder as of the Closing Date.  Similarly, each Contract Owner whose Contract values are invested indirectly in shares of the Acquired Fund through the Investment Divisions of a Separate Account would become indirectly invested in shares of the Acquiring Fund through the Investment Divisions of a Separate Account.  The Contract value of each such Contract Owner would be invested indirectly through the Investment Divisions of a Separate Account, immediately after the Closing Date, in shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares in which the Contract Owner invested indirectly through the Investment Divisions of a Separate Account as of the Closing Date.  It is expected that there will be no adverse tax consequences to Contract Owners as a result of the Reorganization.  Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.

The JVST Board unanimously approved the Plan of Reorganization with respect to the Long Short Fund.  Accordingly, the JVST Board is submitting the Plan of Reorganization for approval by the Acquired Fund’s shareholders.  In considering whether to approve the proposal (“Proposal”), you should review the Proposal for the Acquired Fund in which you were invested on the Record Date (as defined under “Voting Information”).  In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Proposal and the Plan of Reorganization generally.  The JVST Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.

PROPOSAL:	APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE LONG SHORT FUND INTO THE HY BOND FUND.

This Proposal requests the approval of Long Short Fund shareholders of the Plan of Reorganization pursuant to which the Long Short Fund will be reorganized into the HY Bond Fund.

In considering whether you should approve this Proposal, you should note that:

●
The Funds have different investment objectives.  The Long Short Fund seeks to maximize total return through a combination of current income and capital appreciation, consistent with capital preservation, while the HY Bond Fund seeks to maximize current income and, as a secondary objective, seeks capital appreciation. For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” below and Appendix B.

●
The Funds have different principal investment strategies. The Long Short Fund seeks to achieve its objective by investing at least 80% of its assets in credit-related instruments, including, but not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, emerging market debt securities, preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics, while the HY Bond Fund invests under normal circumstances at least 80% of its assets in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined to be of comparable quality. Below investment grade securities offer a higher yield but generally carry more risks than higher rated securities with similar maturities. The HY Bond Fund may also invest up to 35% of its total assets in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement. For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” below and Appendix B.

●
Both Funds have similar fundamental policies. However, the HY Bond Fund lists one fundamental policy that is not listed for the Long Short Fund.  The HY Bond Fund may not invest more than 15% of its net assets in illiquid securities. While the Long Short Fund does not have the same fundamental policy, the Long Short Fund may only invest up to 15% of its net assets in securities that are illiquid due to regulatory guidelines that are substantially similar.  Furthermore, the HY Bond Fund has a more restrictive fundamental policy with respect to lending securities. For a detailed comparison of each Fund’s fundamental investment policies, see “Comparison of Fundamental Policies” below.

●
While there are some similarities in the risk profiles of the Funds, there are also some differences of which you should be aware.  Each Fund’s principal risks include call risk, corporate loan, sovereign entity loan, and bank loan risk, credit risk, debt securities ratings risk, equity securities risk, foreign regulatory risk, high-yield bonds, lower-rated bonds, and unrated securities risk, income risk, interest rate risk, investment in money market funds risk, issuer risk, leverage risk, liquidity risk, managed portfolio risk, market risk, portfolio turnover risk, prepayment risk, Rule 144A securities risk, senior loans risk, and settlement risk. The Long Short Fund, however, also is subject to asset-based securities risk, counterparty risk, derivatives risk, foreign securities risk, mortgage-related and other asset-backed securities risk, short sales risk, and U.S. Government securities risk, while these generally are not principal risks for the HY Bond Fund.  In addition, the principal risks of investing in the HY Bond Fund include distressed debt risk, exchange-traded funds investing risk, investment in other investment companies risk, mezzanine securities risk, second lien loans risk, and securities lending risk, which are not principal risks of investing in the Long Short Fund.  For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

●
Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) serves as the investment adviser and administrator for each Fund and would continue to manage and administer the HY Bond Fund after the Reorganization.  PPM America, Inc. (“PPM”), an affiliate of JNAM, is the sub-adviser of each Fund. It is anticipated that PPM will continue to sub-advise the HY Bond Fund after the Reorganization.   For a detailed description of JNAM and PPM, please see “Additional Information about the Funds - The Adviser” and “Additional Information about the Funds - The Sub-Adviser,” respectively, below.

●
The Long Short Fund and HY Bond Fund had net assets of approximately $ 78.34 million and $ 1,941.30 million, respectively, as of December 31, 2018 .  Thus, if the Reorganization had been in effect on that date, the combined Fund (the “Combined Fund”) would have had net assets of approximately $ 2,019.64 million. The net asset information presented as of December 31, 2018 has not been audited by KPMG LLP, an independent registered public accounting firm. The audited net assets for the Long Short Fund will be available in the JVST’s Annual Report to shareholders for the year ended December 31, 2018 and the audited net assets for the HY Bond Fund will be available in the JNLST’s Annual Report to shareholders for the year ended December 31, 2018.

●
Class A Shareholders of the Long Short Fund will receive Class A shares of the HY Bond Fund, and Class I Shareholders of the Long Short Fund will receive Class I shares of the HY Bond Fund pursuant to the Reorganization.  Shareholders will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization,” and “Additional Information about the Funds” below for more information.

●
Following the Reorganization, the total annual fund operating expense ratio and management fee for the HY Bond Fund will be lower than that of the Long Short Fund currently. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

●
The maximum management fee for the Long Short Fund is equal to an annual rate of 0.60% of its average daily net assets, while the maximum management fee for the HY Bond Fund is equal to an annual rate of 0.40% of its average daily net assets. As of December 31, 2018 , the actual management fees of the Long Short Fund and the HY Bond Fund were 0.60% and 0.33%, respectively. In addition, the Long Short Fund pays an administrative fee to JNAM at the rate of 0.15% of its average daily net assets, whereas the HY Bond Fund pays JNAM an administrative fee of 0.10% of its average daily net assets. For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

●
Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the HY Bond Fund. It is currently anticipated that the Long Short Fund’s holdings will be transferred to the HY Bond Fund in connection with the Reorganization and that, prior to the Reorganization, the Long Short Fund’s holdings will be closely aligned with those of the HY Bond Fund. It is not expected that the HY Bond Fund will revise any of its investment policies following the Reorganization to reflect those of the Long Short Fund.

●
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986, as amended (the “Code”) of the tax treatment of this transaction, and the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with this Reorganization. The Reorganization is not expected to be a taxable event for federal income tax purposes for Contract Owners. The Reorganization is not expected to result in any material adverse federal income tax consequences to shareholders of the Long Short Fund. The Long Short Fund will bear transaction expenses, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the “Transaction Costs”).  Such Transaction Costs are estimated to be $38,961. Please see “Additional Information about the Reorganization” below for more information.

Comparative Fee and Expense Tables

The following tables show the current fees and expenses of each Fund and the estimated pro forma fees and expenses of Class A and Class I shares of the Acquiring Fund after giving effect to the proposed Reorganization.  The fee and expense information is presented as of December 31, 2018 .    The tables below do not reflect any fees and expenses related to the Contracts, which would increase overall fees and expenses.  See a Contract prospectus for a description of those fees and expenses.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund: Long Short Fund		Acquiring Fund: HY Bond Fund		Pro Forma HY Bond Fund (assuming expected operating expenses if the Reorganization is approved)
	Class A	Class I	Class A	Class I	Class A	Class I
Management Fee	0.60%	0.60%	0.33%	0.33%	0.33%	0.33%
Distribution and/or Service (12b-1) Fees	0.30%	0.00%	0.30%	0.00%	0.30%	0.00%
Other Expenses [1,2]	0.49%	0.49%	0.11%	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses [3]	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.41%	1.11%	0.76%	0.46%	0.76%	0.46%
[1]	"Other Expenses" include an Administrative Fee of 0.15% for the Long Short Credit Fund, and 0.10% for the HY Bond Fund, which is payable to JNAM.
[2]
 "Other Expenses" for the Long Short Fund are based on amounts incurred during the period ended December 31, 2018 . The amount includes the costs associated with the Fund's short sales on equity securities.  When a cash dividend is declared on a security for which the Fund holds a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.  In addition, the Fund incurs borrowing fees related to short sale transactions.  The annualized ratios of dividend expense on short sales and borrowing fees related to short sales to assets for the period were 0.33% . The Fund's actual dividend expense and borrowing fees on securities sold short in future periods may be significantly higher or lower than the amounts above due to, among other factors, the extent of the Fund's short positions, the actual dividends paid with respect to the securities the Fund sells short, and the actual timing of the Fund's short sale transactions, each of which is expected to vary over time.  The annualized ratios of dividend expense on short sales and borrowing fees related to short sales have been restated to reflect current fees.

[3]
 Acquired Fund Fees and Expenses are the indirect expenses of investing in other investment companies.  Accordingly, the expense ratio presented in the Financial Highlights section of the proxy statement/prospectus will not correlate to the Total Annual Fund Operating Expenses disclosed above.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included.  The example assumes that:
•	You invest $10,000 in a Fund for the time periods indicated;
•	Your investment has a 5% annual return;
•	The Fund's operating expenses remain the same as they were as of December 31, 2018 ; and
•	You redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Long Short Fund (Acquired Fund)
Class A	$144	$446	$771	$1,691
Class I	$113	$353	$612	$1,352
HY Bond Fund (Acquiring Fund)
Class A	$78	$243	$422	$942
Class I	$47	$148	$258	$579
Pro Forma HY Bond Fund (assuming expected operating expenses if the Reorganization is approved)
Class A	$78	$243	$422	$942
Class I	$47	$148	$258	$579

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect a Fund’s performance.  For the fiscal year ended December 31, 2018 , the unaudited portfolio turnover rates for the Long Short Fund and the HY Bond Fund were 83 % and 52%, respectively, of the average value of each portfolio. The audited portfolio turnover rate for the Long Short Fund will be available in the JVST’s Annual Report to shareholders for the year ended December 31, 2018 and the audited portfolio turnover rate for the HY Bond Fund will be available in the JNLST’s Annual Report to shareholders for the year ended December 31, 2018.

Comparison of Investment Adviser and Sub-Adviser

The following table compares the investment adviser and sub-adviser of the HY Bond Fund with that of the Long Short Fund.

Acquired Fund	Acquiring Fund
Long Short Fund	HY Bond Fund
Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser PPM America, Inc.	Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser PPM America, Inc.

Comparison of Investment Objectives and Principal Investment Strategies

The following table compares the investment objectives and principal investment strategies of the Long Short Fund with those of the HY Bond Fund. The Funds have different investment objectives and also have different investment strategies.  The Long Short Fund seeks to maximize total return through a combination of current income and capital appreciation, consistent with capital preservation, while the HY Bond Fund seeks to maximize current income and, as a secondary objective, seeks capital appreciation. The Long Short Fund seeks to achieve its objective by investing at least 80% of its assets in credit-related instruments, including, but not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, emerging market debt securities, preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics. The HY Bond Fund invests under normal circumstances at least 80% of its assets in high-yield, high-risk debt securities, commonly referred to as junk bonds and related investments rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined to be of comparable quality. Below investment grade securities offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. The HY Bond Fund may also invest up to 35% of its total assets in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.  A Fund’s Board of Trustees may change the investment objective of a Fund without a vote of the Fund’s shareholders.  For more detailed information about each Fund’s investment strategies and risks, see below and Appendix B.

Acquired Fund	Acquiring Fund
Long Short Fund	HY Bond Fund
Investment Objective The investment objective of the Fund is to seek to maximize total return through a combination of current income and capital appreciation, consistent with capital preservation.	Investment Objectives The investment objective of the Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.
Principal Investment Strategies

The Fund seeks to maximize total return under a variety of market conditions and economic cycles through a long/short strategy that utilizes sector allocation, security selection, interest rate risk management and various other strategies. Long positions are taken to establish credit exposure to a single issuer, industry or sector where PPM America Inc., the Fund’s Sub-Adviser, (the “Sub-Adviser”) identifies relative value opportunities.  Short positions are generally established to match long positions in an effort to isolate and capture credit-specific risk opportunities or to take credit risk in securities or sectors with poor credit outlooks or perceived overvaluations.  The Fund may also seek to capture relative price dislocations between or within sectors, ratings and an issuer’s capital structure.  The Fund may establish long and short positions in investments in securities or through the use of derivatives.

Principal Investment Strategies

In seeking to maximize income, PPM America, Inc. (the “Sub-Adviser”) seeks to identify the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions within and among these sectors.  In pursuing capital appreciation, the Sub-Adviser looks for those companies that it believes have the highest potential for improving credit fundamentals.  In light of the risks associated with high yield securities, the Sub-Adviser takes various factors into consideration in evaluating the creditworthiness of an issuer.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in credit-related instruments, including, but not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, emerging market debt securities, preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics.  The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended.  Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in high-yield, high-risk debt securities, commonly referred to as junk bonds and related investments rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined to be of comparable quality. Below investment grade securities offer a higher yield, but generally carry more risks than higher rated securities with similar maturities.  As a result, an investment in below investment grade securities is considered speculative. The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit). The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended.  Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.  The Fund may also invest in bank loans.

The Fund may invest in fixed, variable and floating rate credit related instruments, which may be of any duration or maturity.  The Fund may invest in fixed income securities of U.S. and non-U.S. issuers located in developed and emerging market countries.

The Fund may invest in credit-related instruments (i) rated investment grade or, if unrated, determined by the Sub-Adviser, to be of comparable quality, and (ii) rated below investment grade (sometimes referred to as “high yield” or “junk” securities) or, if unrated, deemed equivalent by the Sub-Adviser.  Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

The Fund may also invest up to 35% of its total assets in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

Additionally, the Fund has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), money market funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies. For purposes of satisfying the 80% requirement, the Fund may invest in high yield ETFs comprised of the securities described above.  The Fund generally uses high yield ETFs as a tool to obtain exposure to the securities in which it primarily invests.

Acquired Fund	Acquiring Fund
Long Short Fund	HY Bond Fund

For purposes of satisfying the 80% requirement, the Fund may also invest without limit in derivative or other synthetic instruments that have economic characteristics similar to the fixed income instruments mentioned above such as treasury futures contracts, credit default swaps, or credit default swap indices subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

The Fund may use derivatives for hedging or non-hedging purposes.  The Fund intends to use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund also may use derivatives to establish net short positions for individual markets, currencies and securities or to adjust the Fund’s portfolio duration. In addition, the Fund may establish short positions in fixed income securities through the use of derivative instruments to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation.

No corresponding strategy.

The Fund may invest, without limitation, in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers, including emerging market issuers.  Based on the Sub-Adviser’s assessment of the Fund’s foreign currency exposure, the Sub-Adviser may (but is not required to) hedge a portion of the Fund’s exposure relative to the US dollar through the use of currency futures and forwards and other derivatives.

The Fund may invest in equity instruments, including common stocks, depositary receipts, rights, warrants and other instruments whose price is linked to the value of common stocks. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

No corresponding strategy.

The Fund may engage in short sales for hedging purposes or to enhance total return.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The Fund also has the ability to invest in money market funds.
No corresponding strategy.

Comparison of Principal Risk Factors

While there are some similarities in the risk profiles of the Funds, there are also some differences of which you should be aware.   Each Fund’s principal risks include call risk, corporate loan, sovereign entity loan, and bank loan risk, credit risk, debt securities ratings risk, equity securities risk, foreign regulatory risk, high-yield bonds, lower-rated bonds, and unrated securities risk, income risk, interest rate risk, investment in money market funds risk, issuer risk, leverage risk, liquidity risk, managed portfolio risk, market risk, portfolio turnover risk, prepayment risk, Rule 144A securities risk, senior loans risk, and settlement risk.   However, the Long Short Fund is also subject to asset-based securities risk, counterparty risk, derivatives risk, foreign securities risk, mortgage-related and other asset-backed securities risk, short sales risk, and U.S. Government securities risk, while these generally are not principal risks for the HY Bond Fund.  In addition, the principal risks of investing in the HY Bond Fund include distressed debt risk, exchange-traded funds investing risk, investment in other investment companies risk, mezzanine securities risk, second lien loans risk, and securities lending risk, which are not principal risks of investing in the Long Short Fund.  For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

An investment in a Fund is not guaranteed.  As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund.  The following table compares the principal risks of an investment in each Fund.  For additional information about each principal risk and other applicable risks, see Appendix B.

	Acquired Fund	Acquiring Fund
Risks	Long Short Fund	HY Bond Fund
Asset-based securities risk	X
Call risk	X	X
Corporate loan, sovereign entity loan, and bank loan risk	X	X
Counterparty risk	X
Credit risk	X	X
Debt securities ratings risk	X	X
Derivatives risk	X
Distressed debt risk		X
Equity securities risk	X	X
Exchange-traded funds investing risk		X
Foreign regulatory risk	X	X
Foreign securities risk	X
High-yield bonds, lower-rated bonds, and unrated securities risk	X	X
Income risk	X	X

	Acquired Fund	Acquiring Fund
Risks	Long Short Fund	HY Bond Fund
Interest rate risk	X	X
Investment in money market funds risk	X	X
Investment in other investment companies risk		X
Issuer risk	X	X
Leverage risk	X	X
Liquidity risk	X	X
Managed portfolio risk	X	X
Market risk	X	X
Mezzanine securities risk		X
Mortgage-related and other asset-backed securities risk	X
Portfolio turnover risk	X	X
Prepayment risk	X	X
Rule 144A securities risk	X	X
Second lien loans risk		X
Securities lending risk		X
Senior loans risk	X	X
Settlement risk	X	X
Short sales risk	X
U.S. Government securities risk	X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.  The following table compares the fundamental policies of the Long Short Fund with those of the HY Bond Fund.

Acquired Fund	Acquiring Fund
Long Short Fund	HY Bond Fund
(1) The Fund shall be a “diversified company,” as such term is defined under the 1940 Act.	Same.
(2) The Fund may not invest more than 25% of the value of its assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities).	Same.
(3) The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.	Same.
(4)       The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
Same.
(5) The Fund may not lend any security or make any other loan, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(6)       The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.
Same.
(7) The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.	No corresponding fundamental restriction.
(8) The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.	Same.
(9) No corresponding fundamental restriction.
The Fund may not invest more than 15% of its net assets in illiquid securities.  This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act or commercial paper issued in reliance upon the exemption from registration contained in Section 4(a)(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year and by showing how each Fund’s average annual returns compared with those of a broad-based securities market index that has investment characteristics similar to those of such Fund.  For the Acquiring Fund, performance results include the effect of expense waiver/reduction arrangements for some or all of the periods shown. If such arrangements had not been in place, performance for those periods would have been lower. Past performance is not an indication of future performance.

The returns shown in the bar chart and table do not include charges imposed under the Contracts.  If these amounts were reflected, returns would be less than those shown.

Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

Long Short Fund – Calendar Year Total Returns
(Acquired Fund)

Class A

Best Quarter (ended 9/30/2016) 3.98% ; Worst Quarter (ended 12/31/2018) -4.44%

Class I

Best Quarter (ended 9/30/2018) 1.79% ; Worst Quarter (ended 12/31/2018) -4.36%

HY Bond Fund – Calendar Year Total Returns
(Acquiring Fund)

Class A

Best Quarter (ended 6/30/2009) 18.82% ; Worst Quarter (ended 9/30/2011) -6.97%

Class I

Best Quarter (ended 6/30/2009) 19.08% ; Worst Quarter (ended 9/30/2011) -6.83%

Acquired Fund – Average Annual Total Returns as of December 31, 2018
	1 year	5 year	Life of Fund ( April 29, 2013 )
Long Short Fund (Class A)	-2.62%	1.28%	1.43%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	1.87%	0.63%	0.56%

Acquired Fund – Average Annual Total Returns as of December 31, 2018
	1 year	Life of Class ( September 25, 2017 )
Long Short Fund (Class I)	-2.33%	-0.87%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	1.87%	1.72%

Acquiring Fund – Average Annual Total Returns as of December 31, 2018
	1 year	5 year	10 year
HY Bond Fund (Class A)	-5.30%	2.12%	9.53%
ICE Bank of America Merrill Lynch High Yield Master II Constrained Index (reflects no deduction for fees, expenses, or taxes)	-2.26%	3.83%	11.02%

Acquiring Fund – Average Annual Total Returns as of December 31, 2018
	1 year	5 year	10 year
HY Bond Fund (Class I)	-5.06%	2.34%	9.75%
ICE Bank of America Merrill Lynch High Yield Master II Constrained Index (reflects no deduction for fees, expenses, or taxes)	-2.26%	3.83%	11.02%

Capitalization

The following table shows the capitalization of each Fund as of December 31, 2018 , and of the HY Bond Fund on a pro forma combined basis as of December 31, 2018 after giving effect to the proposed Reorganization.  The actual net assets of the Long Short Fund and the HY Bond Fund on the Closing Date will differ due to fluctuations in net asset values, subsequent purchases, and redemptions of shares.  No assurance can be given as to how many shares of the HY Bond Fund will be received by shareholders of Long Short Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of the HY Bond Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Long Short Fund (Acquired Fund) – Class A	$ 16,743,826	$ 8.44	1,984,318
HY Bond Fund (Acquiring Fund) – Class A	$ 1,434,058,968	$ 12.13	118,219,452
Adjustments	$(8,327) (a)	$0	(604,640) (b)
Pro forma HY Bond Fund (assuming the Reorganization is approved)	$ 1,450,794,467	$ 12.13	119,599,130
Long Short Fund (Acquired Fund) – Class I	$ 61,594,873	$ 8.37	7,359,696
HY Bond Fund (Acquiring Fund) – Class I	$ 507,234,628	$ 14.21	35,688,480
Adjustments	$(30,634) (a)	$0	(3,027,237) (b)
Pro forma HY Bond Fund (assuming the Reorganization is approved)	$ 568,798,867	$ 14.21	40,020,939
(a)
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this Reorganization as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm, will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. It is expected that the Acquired Fund will transfer its holdings to the Acquiring Fund in connection with the Reorganization and that, prior to the Reorganization, the Acquired Fund’s holdings will be closely aligned with those of the Acquiring Fund.  The Acquired Fund will bear Transaction Costs associated with the Reorganization.  Such Transaction Costs are estimated to be $38,961.

(b)	The adjustment to the pro forma shares outstanding number represents a decrease in shares outstanding of the Acquiring Fund to reflect the exchange of shares of the Acquired Fund.
The Reorganization provides for the acquisition of all the assets and all the liabilities of the Long Short Fund by the HY Bond Fund.  If the Reorganization had taken place on December 31, 2018 , shareholders of the Long Short Fund would have received 1,379,678 and 4,332,459 Class A and Class I shares, respectively, of the HY Bond Fund.

After careful consideration, the JVST Board unanimously approved the Plan of Reorganization with respect to the Long Short Fund.  Accordingly, the JVST Board has submitted the Plan of Reorganization for approval by the Long Short Fund’s shareholders.  The JVST Board recommends that you vote “FOR” this Proposal.

*          *          *          *          *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization, a copy of which is attached as Appendix A.

If shareholders of the Acquired Fund approve the Plan of Reorganization, then the assets of the Acquired Fund will be acquired by, and in exchange for, Class A and Class I shares, respectively, of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by JNLST, and the Class A and Class I shares of the Acquiring Fund distributed to the Class A and Class I shareholders, respectively, of the Acquired Fund in the redemption of the Class A and Class I Acquired Fund Shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former shareholders of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on June 21 , 2019, or on such later date as may be deemed necessary in the judgment of the JVST Board or JNLST Board and in accordance with the Plan of Reorganization, subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The Class A shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund, and the Class I shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by JNLST when issued and will have no preemptive or conversion rights.

JNLST may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in JNLST.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  JNLST reserves the right to create and issue any number of Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the Fund.  Upon liquidation of the Acquiring Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.  The Acquiring Fund is a series of JNLST.

JNLST currently offers two classes of shares, Class A and Class I shares, for the Acquiring Fund. All of the JNLST Funds have adopted a distribution plan in accordance with the provisions of Rule 12b-1 under the 1940 Act.  Pursuant to the distribution plan, Class A shares of the Acquired Fund and Acquiring Fund are charged a Rule 12b-1 fee at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares of the respective Fund.  Because these distribution/service fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase your cost of investing and may cost more than paying other types of charges. Class I shares are not charged a 12b-1 fee.

Board Considerations

At a meeting of the JVST Board of Trustees (in this section, the “JVST Board”) held on December 10-12, 2018, (the “Board Meeting”), the JVST Board, including all of the independent trustees, who are not interested persons of the funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the proposed reorganization of Acquired Fund, a series of the JVST, into the Acquiring Fund, a series of the JNLST. Prior to approving the Reorganization, the Independent Trustees reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The JVST Board considered that the Acquired Fund was launched to maximize total return through a combination of current income and capital appreciation, consistent with capital preservation. The JVST Board noted that the Acquired Fund’s investment strategy is a niche strategy that has not attracted the amount of assets required by the Acquired Fund’s sub-adviser to effectively manage the strategy. The JVST Board also considered that the Reorganization also seeks to increase assets under management in the Acquiring Fund in an effort to achieve additional economies of scale for beneficial owners of the Acquired Fund. The JVST Board noted that the objective of the Reorganization is to seek to ensure that a consolidated family of investments offers a streamlined, complete, and competitive set of underlying investment options to serve the interests of shareholders and Contract Owners. Thus, the JVST Board considered JNAM’s recommendation to merge the Acquired Fund into the Acquiring Fund given a 35% direct security overlap between the Acquired Fund and the Acquiring Fund and the high correlation of returns between the Funds. The JVST Board considered a number of principal factors presented at the time of the JVST Board Meeting in reaching its determinations, including the following:

•
Investment Objectives and Investment Strategies.  The JVST Board considered that the Acquired Fund’s investment objective is to seek to maximize total return through a combination of current income and capital appreciation, consistent with capital preservation, and the Acquiring Fund’s investment objective is to maximize current income and, as a secondary objective, to seek capital appreciation. The JVST Board also considered management’s statement that the Acquired Fund has failed to resonate among separate account policy holders despite its favorable performance, since inception.   As described below, the JVST Board also considered how the Acquired Fund’s shareholders will benefit from the Reorganization.  For a full description of the investment objectives and investment strategies of the Acquired Fund and Acquiring Fund, see “Comparison of Investment Objectives and Principal Investment Strategies.”

•
Operating Expenses.  The JVST Board considered that, if approved by the Acquired Fund’s shareholders, the Reorganization will result in a Combined Fund with a total annual fund operating expense ratio and management fee that is lower than those of the Acquired Fund currently. The JVST Board further noted that the Acquiring Fund’s total annual fund expense ratio and management fee are not expected to change as a result of the Reorganization. See “Comparative Fee and Expense Tables.”

•
Larger Asset Base.  The JVST Board considered that the Reorganization may benefit Contract Owners and others with beneficial interests in the Acquired Fund by allowing them to invest in the Combined Fund that has a larger asset base than that of the Acquired Fund currently.  The JVST Board noted that as of September 30, 2018, the Acquired Fund had assets of $99.33 million as compared to assets of $2,210.85 million for the Acquiring Fund.  The JVST Board considered that, according to management, the portfolio managers of the Acquired Fund have stated that they require a minimum of $100 million to effectively manage the strategy. The JVST Board considered that the Acquired Fund’s shareholder base has been primarily composed of assets of the JNAM-managed Funds-of-Funds (“FOFs”) and that in the absence of the FOFs’ assets, the integrity of the Acquired Fund’s investment strategy may become compromised. The JVST Board considered that reorganizing the Acquired Fund into the Acquiring Fund offers Contract Owners and other investors the ability to benefit from economies of scale.

•
Performance.  The JVST Board considered that the Acquiring Fund has had better performance than the Acquired Fund for the three-month, three-year, and five-year periods ended September 30, 2018.  The JVST Board also noted that during the 2017 calendar year, the Acquiring Fund returned 8.22%, while the Acquired Fund returned 5.06%.

•
Investment Adviser and Other Service Providers.  The JVST Board considered that the Acquired Fund will retain the same investment adviser, sub-adviser, and other service providers under the Reorganization as it has currently. Specifically, the JVST Board noted that the investment adviser, JNAM, and sub-adviser, PPM, for the Acquiring Fund, is the same as for the Acquired Fund. See “Comparison of Investment Adviser and Sub-Adviser.” The JVST Board also considered that the custodian for the Acquiring Fund, State Street Bank and Trust Company, the transfer agent for the Acquiring Fund, JNAM, and the Distributor for shares of the Acquiring Fund, Jackson National Life Distributors LLC, are the same as for the Acquired Fund and will remain the same immediately after the Reorganization.

•
Federal Income Tax Consequences.  The JVST Board took into account that Contract Owners are not expected to have adverse tax consequences as a result of the Reorganization. The JVST Board considered that, effective January 1, 2019, the Acquiring Fund will convert from a regulated investment company to a partnership for U.S. federal income tax purposes. It considered that the Reorganization is not expected to result in any material adverse federal income tax consequences to shareholders, although the Acquired Fund may recognize gain upon distribution of the Acquiring Fund shares to Acquired Fund shareholders, which gain will be distributed to shareholders of the Acquired Fund that are Separate Accounts, in light of their tax favored status.

•
Costs of Reorganization.  The JVST Board considered that the costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the costs associated with the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization.  The JVST Board considered that it is expected that the Acquired Fund will transfer its holdings to the Acquiring Fund in connection with the Reorganization and that, prior to the Reorganization, the Acquired Fund’s holdings will be closely aligned with those of the Acquiring Fund. Thus, the JVST Board also considered that the Acquired Fund will bear Transaction Costs associated with the Reorganization and that such Transaction Costs are estimated to be $38,961.

In summary, in determining whether to recommend approval of the Reorganization, the JVST Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Acquired Fund’s shareholders’, Contract Owners’, and plan participants’ interests; (2) the compatibility of the Funds’ investment objectives, investment strategies, and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Acquired Fund’s shareholders, Contract Owners, and plan participants of having a larger asset base in the Combined Fund; (5) the relative historical performance of the Funds; (6) the management of the Funds; (7) the federal income tax consequences of the Reorganization; and (8) the costs of the Reorganization. No one factor was determinative and each Trustee may have attributed different weights to the various factors.  The JVST Board did not determine any considerations related to this Reorganization to be adverse.

The JVST Board, including the Independent Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s Contract Owners and other investors would not be diluted as a result of the Reorganization. At the JVST Board meeting held on December 10-12, 2018, the JVST Board voted unanimously to approve the Reorganization and recommended its approval by Contract Owners and others with beneficial interests in the Acquired Fund.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of each Fund’s risk factors, please see “More Information on Strategies and Risk Factors” in Appendix B.

Federal Income Tax Consequences of the Reorganization

The federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund disposes of assets prior to the completion of the Reorganization.  It is expected that the Reorganization will be treated for U.S. federal income tax purposes as a contribution of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund shares, followed by a distribution of such Acquiring Fund Shares to Acquired Fund shareholders in liquidation of the Acquired Fund. The Acquired Fund may recognize gain or loss upon such distribution in liquidation; any such gains will be distributed to the Acquired Fund shareholders or the Acquired Fund will otherwise be eligible to claim, and will claim, a dividends-paid deduction for such amounts.  As a condition to the closing of the Reorganization, the Funds will receive an opinion from tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, and subject to certain qualifications:

•
Under Section 723 of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will more likely than not be the same as the Acquired Fund’s tax basis in such assets immediately prior to the Reorganization.

•
Under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in the assets received from the Acquired Fund in the Reorganization will more likely than not include the Acquired Fund’s holding periods in such assets.

The Acquired Fund may dispose of a portion or all of its portfolio securities in connection with and prior to the Reorganization. The Acquired Fund will recognize gain or loss upon such dispositions; any such gains will be distributed to Acquired Fund shareholders or the Acquired Fund will otherwise be eligible to claim, and will claim, a dividends-paid deduction for such amounts.

Contract Owners with premiums or contributions allocated to the investment divisions of the Separate Accounts as well as others that are invested in Acquired Fund shares generally will not recognize gain or loss for Federal income tax purposes as a result of the Reorganization.

Contract Owners and other investors are urged to consult their tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other taxes.

Contingency Plan

If the Reorganization is not approved by shareholders, the Funds will continue to operate as they currently do and the JVST Board will consider what actions are appropriate and in the best interests of Contract Owners that have assets invested in the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Management of JNLST and JVST

This section provides information about JNLST, JVST, the Adviser, and the Sub-Adviser for the Funds.

The Trusts

JNLST is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company.  Under Massachusetts law and JNLST’s Declaration of Trust and By-Laws, the management of the business and affairs of JNLST is the responsibility of its Board.  The Acquiring Fund is a series of JNLST.

JVST is also organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company.  Under Massachusetts law and the JVST’s Declaration of Trust and By-Laws, the management of the business and affairs of the JVST is the responsibility of its Board. The Acquired Fund is a series of JVST.

The Adviser

Jackson National Asset Management, LLC, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to JNLST and JVST and provides the Funds with professional investment supervision and management. JNAM is registered with the SEC under the Investment Advisers Act of 1940, as amended. JNAM is a wholly owned subsidiary of Jackson National, a U.S. based financial services company. Jackson National is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Prudential plc is also the ultimate parent of PPM America, Inc.

JNAM acts as investment adviser to JNLST and JVST pursuant to separate Investment Advisory and Management Agreements. Under each Investment Advisory and Management Agreement, JNAM is responsible for managing the affairs and overseeing the investments of the Funds and determining how voting and other rights with respect to securities owned by the Funds will be exercised.  JNAM also provides recordkeeping, administrative and exempt transfer agent services to the Funds and oversees the performance of services provided to the Funds by other service providers, including the custodian and shareholder servicing agent. JNAM is authorized to delegate certain of its duties with respect to a Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that Sub-Adviser’s performance.  JNAM is solely responsible for payment of any fees to the Sub-Adviser.

JNAM plays an active role in advising and monitoring each Fund and Sub-Adviser.  JNAM monitors the Sub-Adviser’s Fund management team to determine whether its investment activities remain consistent with the Funds’ investment strategies and objectives.  JNAM also monitors changes that may impact the Sub-Adviser’s overall business, including the Sub-Adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of each Sub-Adviser. In addition, JNAM obtains detailed, comprehensive information concerning each Fund’s and Sub-Adviser’s performance and Fund operations.  JNAM is responsible for providing regular reports on these matters to the Board.

Each Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of JNLST or JVST, respectively, and (ii) the shareholders of the affected Fund or the Board. It may be terminated at any time upon 60 days’ notice by JNAM, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon its assignment. Each Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, JNLST and JVST each pay JNAM a separate fee in respect of each Fund as described in each Fund’s Prospectus.

Management Fees

As compensation for its advisory services, JNAM receives a fee from JNLST and JVST computed separately for the Funds, accrued daily and payable monthly.  The fee JNAM receives from each Fund is set forth below as an annual percentage of the net assets of the Fund.

The table below shows the advisory fee rate schedule for each Fund as set forth in the respective Investment Advisory and Management Agreement and the aggregate annual fee the Fund paid to JNAM for the fiscal year ended December 31, 2018 . Each Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the advisory fee rate should the Fund’s average daily net assets exceed specified amounts.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of the Fund)	Aggregate Annual Fee Paid to Adviser for the Fiscal Year Ended December 31, 2018 (Annual Rate Based on Average Net Assets of the Fund)
Long Short Fund[1]	$0 to $1 billion $1 billion to $3 billion $3 billion to $5 billion Over $5 billion	0.600% 0.550% 0.540% 0.530%	0.60%
HY Bond Fund[1]	$0 to $150 million $150 million to $500 million $500 million to $3 billion $3 billion to $5 billion Over $5 billion	0.400% 0.350% 0.325% 0.315% 0.305%	0.33%
1 Advisory fee rate schedule was amended, effective September 25, 2017.

A discussion of the basis for the JNLST Board of Trustees’ approval of the Investment Advisory and Management Agreement is available in JNLST’s Annual Report to shareholders for the year ended December 31, 2017 and will be available in the JNLST’s Annual Report to shareholders for the year ended December 31, 2018.

A discussion of the basis for the JVST Board of Trustees’ approval of the Investment Advisory and Management Agreement is available in JVST’s Annual Report to shareholders for the year ended December 31, 2017 and will be available in the JVST’s Annual Report to shareholders for the year ended December 31, 2018.

JNAM selects, contracts with, and compensates the Sub-Adviser to manage the investment and reinvestment of the assets of the Funds. JNAM monitors the compliance of the Sub-Adviser with the investment objectives and related policies of the Funds, reviews the performance of the Sub-Adviser, and reports periodically on such performance to the JVST Board of Trustees and the JNLST Board of Trustees.  Under the terms of each of the Sub-Advisory Agreements, the sub-adviser is responsible for supervising and managing the investment and reinvestment of the assets of the assigned Fund and for directing the purchase and sale of the Fund’s investment securities, subject to the supervision of the JVST Board of Trustees and the JNLST Board of Trustees.  The Sub-Adviser formulates a continuous investment program for a Fund consistent with its investment strategies, objectives and policies outlined in its Prospectus.  The Sub-Adviser implements such program by purchases and sales of securities and regularly reports to JNAM and the JVST Board and JNLST Board, as applicable, with respect to the implementation of such program.  As compensation for its services, the Sub-Adviser receives a fee from JNAM, computed separately for the applicable Fund, stated as an annual percentage of the Fund’s net assets. JNAM currently is obligated to pay the Sub-Adviser out of the advisory fee it receives from the applicable Fund.

JNAM and the JNLST, together with other investment companies of which JNAM is investment adviser, have received an exemptive order (the “Order”) that allows JNAM to hire, replace or terminate unaffiliated sub-advisers or materially amend a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board, but without the approval of shareholders.   The Order does not extend to mergers involving an affiliate. Mergers involving an affiliate will be submitted to shareholders for approval. Additionally, any amendment to an advisory agreement between JNAM and JNLST that would result in an increase in the management fee rate specified in that agreement (i.e., the aggregate management fee) charged to a Fund will be submitted to shareholders for approval.  Under the terms of the Order, if a new sub-adviser is hired by JNAM, the affected Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within ninety (90) days of the change.  The Order allows the Funds to operate more efficiently and with greater flexibility.   JNAM provides oversight and evaluation services to the Funds, including, but not limited to the following services: performing initial due diligence on prospective sub-advisers for the Funds; monitoring the performance of sub-advisers; communicating performance expectations to the sub-advisers; and ultimately recommending to the Board whether a sub-adviser’s contract should be renewed, modified or terminated. JNAM and JVST have been granted a similar exemption from the SEC with similar terms.

JNAM does not expect to recommend frequent changes of sub-advisers. Although JNAM will monitor the performance of the Sub-Adviser, there is no certainty that the Sub-Adviser or the Funds will obtain favorable results at any given time.

As compensation for its services for the Funds, the Sub-Adviser to each Fund, PPM, receives a sub-advisory fee that is payable by JNAM. The sub-advisory fee schedules as of December 31, 2018, are set forth below.

Fund	Average Daily Net Assets	Sub-Advisory Fee (Annual Rate Based on Average Net Assets)
Long Short Fund	$0 to $150 million $150 million to $300 million Over $300 million	0.300% 0.275% 0.250%
HY Bond Fund	$0 to $150 million $150 million to $500 million Over $500 million	0.250% 0.225% 0.19%

A discussion of the basis for the JNLST Board of Trustees’ approval of the sub-advisory agreement is also available in the JNLST’s Annual Report to shareholders for the year ended December 31, 2017 and will be available in the JNLST’s Annual Report to shareholders for the year ended December 31, 2018.

A discussion of the basis for the JVST Board of Trustees’ approval of the sub-advisory agreement is also available in the JVST’s Annual Report to shareholders for the year ended December 31, 2017 and will be available in the JVST’s Annual Report to shareholders for the year ended December 31, 2018.

In addition to the investment advisory fee, each Fund currently pays to JNAM (the “Administrator”) an administrative fee as an annual percentage of the average daily net assets of each Fund, accrued daily and paid monthly, as set forth below.

Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
Long Short Fund	$0 to $3 billion Assets over $3 billion	0.15% 0.13%
HY Bond Fund	$0 to $3 billion Assets over $3 billion	0.10% 0.09%

In return for the administrative fee, the Administrator provides or procures all necessary administrative functions and services for the operation of each Fund.  In addition, the Administrator, at its own expense, provides or procures routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, and other administrative services necessary for the operation of each Fund. The administrator also pays a portion of the costs of the Funds’ Chief Compliance Officer. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, and the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees (categorized as “Other Expenses” in the fee tables).

The Sub-Adviser

PPM, an affiliate of JNAM, selects the investments for the Acquiring Fund and the Acquired Fund.  As of December 31, 2018, PPM   managed approximately $ 108.2 billion in assets, including those of Jackson National Life Insurance Company and other affiliated and unaffiliated companies.  PPM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The following table describes the Acquired Fund’s sub-adviser, portfolio managers, and each portfolio manager’s business experience.  Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquired Fund is available in the JVST’s Statement of Additional Information dated April 30, 2018, as supplemented.

Long Short Fund (Acquired Fund)
Sub-Adviser & Portfolio Managers	Portfolio Managers’ Business Experience
PPM America, Inc. 225 West Wacker Drive Chicago, Illinois 60606 Portfolio Managers Anthony Balestrieri Michael T. Kennedy Scott Richards Mark Redfearn Adam Spielman
Anthony Balestrieri is an executive vice president and chief investment officer for total return accounts at PPM. He is responsible for overseeing and leading several portfolio management, research and trading teams, including the total return fixed income, public equity, high yield, bank loan, fixed income research, and public fixed income trading teams in addition to overseeing the business development team. These groups manage a wide spectrum of total return fixed income and equity strategies on behalf of institutional and retail investors globally. Prior to joining PPM in 2003, Anthony was the head of institutional fixed income at Merrill Lynch Investment Managers where he was responsible for overseeing $16 billion in fixed income assets. Previously, he spent over five years as a senior vice president in charge of the Short-Term Strategies Group for Mitchell Hutchins Asset Management. Anthony earned bachelor degrees in economics/business and government/law from Lafayette College.

Mike Kennedy is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including core plus fixed income, credit, long short credit, and strategic income which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2006, Mike was a senior vice president and portfolio manager for Columbia Management Group (formerly Stein Roe & Farnham) where he managed fixed income mutual funds and institutional client portfolios. Previously, he worked as the assistant director of portfolio management for Homewood Federal Savings & Loan. Mike earned an MM from Northwestern University and a BS in business administration from Marquette University. He is also a CFA® charterholder.

Scott Richards is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including floating rate income, high yield core, long short credit, and strategic income which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2008, Scott was the head of global high yield for State Street Global Advisors. Previously, he also held senior high yield portfolio manager positions at MFS Investment Management, Liberty Funds Group and State Street Research & Management. He also worked as the director of high yield research at Wellington Management and began his career as an investment officer at New England Mutual Life Insurance Company. Scott earned an MBA in finance from Dartmouth and a BS in applied economics from Cornell University. He is also a CFA® charterholder.

Mark Redfearn is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including core plus fixed income, credit, long short credit, and strategic income which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2002, Mark was a corporate bond portfolio manager in the institutional asset management group for Van Kampen Funds. Previously, he worked for the firm’s risk management group as a portfolio analyst with responsibility for assessing fixed income mutual fund risk and return relationships. Mark earned an MPA from Indiana University and a BA in economics and political science from Miami University (Ohio). He is also a CFA® charterholder.

Long Short Fund (Acquired Fund)
Sub-Adviser & Portfolio Managers	Portfolio Managers’ Business Experience

Adam Spielman is a senior managing director and the head of leveraged credit, total return at PPM.  He oversees PPM’s bank loan and high yield teams.  Prior to his current role, he was the Head of Fixed Income research and managed a team of over 30 individuals focused on corporate credit and structured security analysis. Prior to joining PPM in 2001, Adam worked in the investment group at a Chicago-based software company. Previously, he spent close to three years as an investment banker with Lehman Brothers in New York and Chicago. He started his career at Peterson Consulting in Chicago. Adam earned an MBA from the University of Chicago Booth of School of Business and a Bachelor’s degree in Economics from Indiana University.

The following table describes the Acquiring Fund’s sub-adviser, portfolio managers, and each portfolio manager’s business experience.  Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquiring Fund is available in JNLST’s Statement of Additional Information dated August 13, 2018, as supplemented.

HY Bond Fund (Acquiring Fund)
Sub-Adviser & Portfolio Managers	Portfolio Managers’ Business Experience
PPM America, Inc. 225 West Wacker Drive Chicago, Illinois 60606 Portfolio Managers Anthony Balestreri John Walding Scott Richards Curt Burns Adam Spielman Karl Petrovich
Anthony Balestrieri is an executive vice president and chief investment officer for total return accounts at PPM. He is responsible for overseeing and leading several portfolio management, research and trading teams, including the total return fixed income, public equity, high yield, bank loan, fixed income research, and public fixed income trading teams in addition to overseeing the business development team. These groups manage a wide spectrum of total return fixed income and equity strategies on behalf of institutional and retail investors globally. Prior to joining PPM in 2003, Anthony was the head of institutional fixed income at Merrill Lynch Investment Managers where he was responsible for overseeing $16 billion in fixed income assets. Previously, he spent over five years as a senior vice president in charge of the Short-Term Strategies Group for Mitchell Hutchins Asset Management. Anthony earned bachelor degrees in economics/business and government/law from Lafayette College.

John Walding is senior managing director and head of the bank loan team at PPM. In addition to leading the bank loan team, he is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including floating rate income and high yield core which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 1999, John was vice president at First Source Financial, Inc. where he underwrote and analyzed a diverse portfolio of bank loan investments and managed a staff of several underwriting and portfolio analysts. Previously, he held various positions at Household Commercial Financial Services, Inc. where he managed bank loan, high yield and equity investments. He began his career as a financial analyst in the Corporate Finance group at Dai-Ichi Kangyo Bank. John earned an MBA in finance from DePaul University and a BS in business administration from Elmhurst College.

HY Bond Fund (Acquiring Fund)
Sub-Adviser & Portfolio Managers	Portfolio Managers’ Business Experience

Scott Richards is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including floating rate income, high yield core, long short credit, and strategic income which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2008, Scott was the head of global high yield for State Street Global Advisors. Previously, he also held senior high yield portfolio manager positions at MFS Investment Management, Liberty Funds Group and State Street Research & Management. He also worked as the director of high yield research at Wellington Management and began his career as an investment officer at New England Mutual Life Insurance Company. Scott earned an MBA in finance from Dartmouth and a BS in applied economics from Cornell University. He is also a CFA® charterholder.

Curt Burns is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for the firm’s high yield core strategy which is managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2003, Curt was a senior credit analyst for Metropolitan West Asset Management. Previously, he was a corporate bond portfolio manager at Merrill Lynch Asset Management and SunAmerica. Additionally, he spent seven years performing credit analysis for companies such as Providian Corporation and Chemical Bank. Curt earned an MBA in finance from Emory University and a BA with highest honors in biology from the University of North Carolina at Chapel Hill. He is also a CFA® charterholder.

Adam Spielman is a senior managing director and the head of leveraged credit, total return at PPM.  He oversees PPM’s bank loan and high yield teams.  Prior to his current role, he was the Head of Fixed Income research and managed a team of over 30 individuals focused on corporate credit and structured security analysis. Prior to joining PPM in 2001, Adam worked in the investment group at a Chicago-based software company. Previously, he spent close to three years as an investment banker with Lehman Brothers in New York and Chicago. He started his career at Peterson Consulting in Chicago. Adam earned an MBA from the University of Chicago Booth of School of Business and a Bachelor’s degree in Economics from Indiana University.

Karl Petrovich is a vice president and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for the firm’s high yield core strategy which is managed on behalf of institutional and retail investors globally. Karl joined the portfolio management team in 2008 from PPM’s performance and attribution group. Prior to joining PPM in 2006, he managed the Financial Reporting Group for Nuveen Asset Management where he oversaw staff, processes and systems associated with the preparation of financial statements, SEC filings, and other performance and portfolio analytics-related information. Karl earned a BS in finance from the University of Wyoming.

Additional Information

Classes of Shares

JNLST and JVST have each adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, the Funds have two classes of shares, Class A and Class I.  As discussed in “Distribution Arrangements” below, the Class A shares of the Funds are subject to a Rule 12b-1 fee equal to 0.30% of the Fund’s average daily net assets attributable to Class A shares.  Class I shares are not subject to a Rule 12b-1 fee.  Under the multi-class structure, the Class A shares and Class I shares of the Funds represent interests in the same portfolio of securities and are substantially the same except for “class expenses.”

The expenses of the Funds are borne by each class of shares based on the net assets of the Fund attributable to each Class, except that class expenses are allocated to the appropriate class.  “Class expenses” include any distribution, administrative or service expense allocable to that class, pursuant to the 12b-1 Plan described below, and any other expenses that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular class (or Contract Owners funded by shares of such class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one class.

Distribution Arrangements

Jackson National Life Distributors LLC (“JNLD” or the “Distributor”), 300 Innovation Dr., Franklin, Tennessee 37067, a wholly owned subsidiary of Jackson National, is the principal underwriter of the Funds of JNLST and JVST.  JNLD is responsible for promoting sales of each Fund’s shares. The Distributor also is the principal underwriter of the variable annuity insurance products issued by Jackson National and its subsidiaries. On behalf of the Funds, JNLST and JVST, acting separately, have adopted, in accordance with the provisions of Rule 12b-1 under the 1940 Act, an Amended and Restated Distribution Plan (“Plan”) with respect to the Class A shares of each Fund.  The Boards of Trustees of JNLST and JVST, acting separately and including all of the Independent Trustees of each Board, must approve, at least annually, the continuation of the Plan.  Under the Plan, each Fund that has adopted the Plan will pay a Rule 12b-1 fee at an annual rate of 0.30% of the Fund’s average daily net assets attributed to Class A shares, as compensation for distribution, administrative or other service activities incurred by JNLD and its affiliates with respect to Class A shares. Class I shares are not subject to a Rule 12b-1 fee. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.  To the extent consistent with the Plan and existing law, the Distributor, as principal underwriter, may use the 12b-1 fee to compensate broker-dealers, administrators, financial intermediaries or others for providing or assisting in providing distribution and related additional services.

The Distributor and/or an affiliate have the following relationships with one or more of the sub-advisers of JNLST, JVST, and/or their respective affiliates:

•
The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation.

•
A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives commissions and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.

•
In addition, the Distributor acts as distributor of variable insurance contracts and variable life insurance policies issued by the Insurance Companies. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the Prospectus or statement of additional information for the variable insurance contracts and variable life insurance policies.

Payments to Broker-Dealers and Financial Intermediaries

Only Separate Accounts of the Insurance Companies and series, including fund of funds, of registered investment companies in which either or both of the Insurance Companies invest may purchase shares of the Funds.  You may invest indirectly in the Funds through your purchase of a variable annuity contract issued by Separate Accounts of the Insurance Companies that invests directly, or through a fund of funds, in these Funds. Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable Separate Account through which you invest indirectly. If an investor invests in the Funds under a Contract or a plan that offers a Contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and the salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment in JNLST and JVST Shares

Shares of the Funds are presently offered only to Separate Accounts of the Insurance Companies to fund the benefits under certain Contracts, to non-qualified retirement plans, and to other regulated investment companies that in turn are sold to Separate Accounts. The Separate Accounts, through their various sub-accounts that invest in designated Funds, purchase the shares of the Funds at their net asset value (“NAV”) using premiums received on Contracts issued by the insurance company.

Purchases are effected at NAV next determined after the purchase order is received by JNAM as the Funds’ transfer agent in proper form. There is no sales charge. Shares of the Funds are not available to the general public directly.

The price of each Fund’s shares is based on its NAV. The NAV per share of each Fund is determined by JNAM at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for regular trading. However, calculation of each Fund’s NAV may be suspended on days determined by the JNLST Board or the JVST Board, respectively, in times of emergency or market closure as determined by the SEC.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

Domestic fixed-income and foreign securities are normally priced using data reflecting the closing of the principal markets or market participants for those securities, which may be earlier than the NYSE close. Information that becomes known to the Funds or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

Each of the JNLST Board and the JVST Board have adopted procedures pursuant to which JNAM may determine, subject to Board oversight, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, the “fair value” of a security generally will be the amount, determined by JNAM in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

Each of the JNLST Board and JVST Board have established a valuation committee to review fair value determinations pursuant to each Trust’s “Valuation Guidelines.”  The valuation committee will also review the value of restricted and illiquid securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions).

The Funds may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares.  As a result, a Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund’s NAV (“time-zone arbitrage”).  Accordingly, each of the JNLST’s procedures and JVST’s procedures for pricing of portfolio securities also authorize JNAM, subject to oversight by the respective Board of Trustees, to determine the “fair value” of such foreign securities for purposes of calculating a Fund’s NAV.  JNAM will “fair value” foreign securities held by a Fund if it determines that a “significant event” has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund’s NAV calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the JNLST’s pricing procedures and the JVST’s pricing procedures to be a “significant event.” A “significant event” affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, when fair valuing such foreign securities, JNAM will adjust the closing prices of all foreign securities held in any Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for “time zone arbitrage” in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in JNLST and JVST are separately credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  Both JNLST and JVST do not issue share certificates.

“Market Timing” Policy

Fund shares may only be purchased by Separate Accounts of the Insurance Companies, the Insurance Companies themselves, qualified and non-qualified retirement plans and certain other regulated investment companies.

The interests of a Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other Contract Owners invested in the Separate Accounts. Such short-term trading activity, when excessive, has the potential to, among other things, compromise efficient portfolio management, generate transaction and other costs, and dilute the value of Fund shares held by long-term shareholders.  This type of excessive short-term trading activity is referred to herein as “market timing.”   The Funds are not intended to serve as vehicles for market timing.  The JNLST Board and the JVST Board have each adopted policies and procedures with respect to market timing.

The Funds, directly and through its service providers, and the insurance company and non-qualified retirement plan service providers (collectively, “service providers”) take various steps designed to deter and curtail market timing with the cooperation of the Insurance Companies. For example, in the event of a round trip transfer, complete or partial redemptions by a shareholder from a sub-account investing in a Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and the corresponding Fund) within fifteen (15) calendar days of the redemption. The Funds will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. The Insurance Companies have entered into agreements with JVST and JNLST to provide upon request certain information on the trading activities of Contract Owners in an effort to help curtail market timing.

In addition to identifying any potentially disruptive trading activity, each Fund’s Board of Trustees has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds.  The Funds’ “fair value” pricing policy will apply to the Underlying Funds in which certain of the Funds invest. The Funds’ “fair value” pricing policy applies to all Funds where a significant event (as described above) has occurred. The Funds’ “fair value” pricing policy is described under “Investment in JNLST and JVST Shares” above.

The policies and procedures described above are intended to deter and curtail market timing in the Funds.  However, there can be no assurance that these policies, together with those of the Insurance Companies, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on the Insurance Companies to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

A description of Jackson National’s anti-market timing policies and procedures can be found in the appropriate variable insurance contract Prospectus (the “Separate Account Prospectus”). The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund’s anti-market timing policies if they are not in violation of the Separate Accounts’ anti-market timing policies and procedures.

Share Redemption

A Separate Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts.  Redemptions typically are processed on any day on which JNLST and JVST and the NYSE are open for business and are effected at net asset value next determined after the redemption order is received by JNAM, the Fund’s transfer agent, in proper form.

JNLST and JVST may suspend the right of redemption only under the following circumstances:

•	When the NYSE is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds of orders to purchase Fund shares or the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of each Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit intended to provide short-term financing, if necessary, subject to certain conditions, in connection with stressed market conditions or atypical redemption activity. The Funds, pursuant to an exemptive order issued by the SEC and a master Interfund Lending agreement, also have the ability to lend or borrow money for temporary purposes directly to or from one another.

In the case of a liquidity event, a Fund’s share price and/or returns may be negatively impacted. If a liquidity event occurs, JNAM will notify the JVST Board and JNLST Board of the liquidity event and take corrective action. Corrective action may include, among other things, use of the Fund’s line of credit or Interfund Lending Program.

Dividends and Other Distributions

The Acquired Fund generally distributes most or all of their net investment income and net realized gains, if any, no less frequently than annually. The Acquiring Fund generally does not expect to make distributions of its net investment income and net realized capital gains.

For both Funds, distributions other than in redemption of Fund shares, if any, are automatically reinvested at net asset value in shares of the distributing class of that Fund.

Tax Status

The Acquired Fund intends to qualify and be eligible for treatment as a “regulated investment company” (also known as a “RIC”) under Subchapter M of the Code.  As a regulated investment company, the Acquired Fund intends to distribute all its net investment income and net capital gains to shareholders no less frequently than annually and, therefore, does not expect to be required to pay any federal income or excise taxes.  The interests in the Acquired Fund are owned by one or more Separate Accounts that hold such interests pursuant to Contracts.

The Acquired Fund is treated as a corporation separate from JVST for purposes of the Code.  Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies for treatment as a regulated investment company under Subchapter M of the Code.

Because the shareholders of the Acquired Fund are Separate Accounts of variable insurance contracts, there are no tax consequences to those shareholders from buying, holding, exchanging and selling shares of the Acquired Fund, provided certain requirements are met.  Distributions from the Acquired Fund are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquired Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax-advantaged status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement and Sub-Advisory Agreement require the Acquired Fund to be operated in compliance with these diversification requirements.  The Sub-Adviser may depart from the investment strategy of the Acquired Fund only to the extent necessary to meet these diversification requirements.

Effective January 1, 2019, the Acquiring Fund converted from a regulated investment company to a partnership for U.S. federal income tax purposes. Accordingly, the Acquiring Fund intends to be treated as a partnership for U.S. federal income tax purposes and does not expect to make regular distributions (other than in redemption of Acquiring Fund Shares) to shareholders.  The interests in the Acquiring Fund are generally owned by one or more Separate Accounts that hold such interests pursuant to Contracts, and by Jackson National.

The Acquiring Fund is treated as a partnership separate from JNLST for purposes of the Code.  Therefore, the assets, income, and distributions, if any, of the Acquiring Fund are considered separately for purposes of determining the tax classification of the Acquiring Fund.

Because the shareholders of the Acquiring Fund are Separate Accounts of variable insurance contracts and Jackson National, there are no tax consequences to those shareholders from buying, holding, exchanging and selling shares of the Acquiring Fund. Distributions from the Acquiring Fund, if any, are not taxable to those shareholders.  However, owners of Contracts should consult the applicable Separate Account Prospectus for more detailed information on tax issues related to the Contracts.

The Acquiring Fund intends to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the tax-advantaged status of the Contracts issued by Separate Accounts.  The Investment Advisory and Management Agreement require the Acquiring Fund to be operated in compliance with these diversification requirements.  The Sub-Adviser may depart from the investment strategy of the Acquiring Fund only to the extent necessary to meet these diversification requirements.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquired Fund and the Acquiring Fund for the past five years or, if shorter, the period of the Fund’s operations.  The following tables provide selected per share data for one share of each Fund. The total returns in the financial highlights table represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund or the Acquiring Fund (assuming reinvestment of all dividends and distributions) held for the entire period. The information does not reflect any charges imposed under a Contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate Contract prospectus regarding such charges. Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the JVST or JNLST Annual Report, as applicable. The information as of June 30, 2018 has not been audited.  Each Fund’s financial statements are included in the JVST or JNLST Annual Report and Semi-Annual Report, as applicable, which are available upon request.

Jackson Variable Series Trust – Acquired Fund
Financial Highlights
For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data				Ratios(a)
Period ended	Net asset value, beginning of period($)	Net investment income (loss) ($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return (%) (d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/PPM America Long Short Credit Fund (Acquired Fund)(g)
Class A
06/30/18	8.91	0.16	(0.15)	0.01	—	—	8.92	0.11	13,988	47	1.36		1.36		3.56
12/31/17	8.95	0.25	0.08	0.33	(0.37)	—	8.91	3.78	14,877	90	1.22	(h)	1.46	(h)	2.70
12/31/16	8.99	0.36	0.62	0.98	(1.02)	—	8.95	11.12	97,456	66	1.08		1.33		3.95
12/31/15	9.70	0.37	(0.73)	(0.36)	(0.35)	—	8.99	(3.74)	301,088	60	1.10		1.35		3.86
12/31/14	10.17	0.32	(0.47)	(0.15)	(0.17)	(0.15)	9.70	(1.43)	355,629	94	1.42		1.42		3.10
12/31/13*	10.00	0.19	(0.02)	0.17	—	—	10.17	1.70	394,352	92	1.42		1.42		2.83

Class I
06/30/18	8.92	0.17	(0.14)	0.03	—	—	8.95	0.34	117,670	47	1.06		1.06		3.88
12/31/17‡‡	8.81	0.08	0.03	0.11	—	—	8.92	1.25	134,700	90	0.98	(h)	0.99	(h)	3.19

*	Commencement of operations for the Long Short Fund was April 29, 2013.
‡‡	Effective September 25, 2017, Class I shares were offered by the Fund.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)
Net investment income(loss) per share and ratios of net investment income(loss) to average net assets for Class I shares can be less than Class A shares for certain Funds or can be significantly more than Class A shares for certain Funds because the net assets for Class I shares increased significantly after the Funds of Funds investment in the Underlying Fund was sold in Class A and purchased in Class I effective September 25, 2017 and also as a result of the timing of income received in the Fund before and after September 25, 2017.

(d)
Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(e)
Portfolio turnover is not annualized for periods of less than one year. Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation.

(f)
The expenses or expense waivers for the Funds' Class I shares were $0.00 for certain days during the period and this was a result of the net assets for the Fund being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for the Funds' Class I shares were $0.01 for certain days during the period and this was a result of the net assets for the Fund being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

(g)
Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(h)
Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for the Fund. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued and the waived portion of advisory fees for the Fund was converted to a permanent reduction in advisory fees. For certain Funds that had a significant increase in Class I shares during the year, the difference between the ratios of net and total expenses to average net assets for each share class may differ for those Funds that discontinued the waivers.

JNL Series Trust – Acquiring Fund
Financial Highlights
For a Share Outstanding

			Increase (decrease) from investment operations						Distributions from							Supplemental data			Ratios(a)
Period ended	Net asset value, beginning of period($)		Net investment income (loss)($)(b) (c)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)		Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)(c)
JNL/PPM America High Yield Bond Fund (Acquiring Fund)(g)
Class A
06/30/18	13.64		0.40		(0.53)		(0.13)		—		—		13.51		(0.95)	1,631,120	35	0.74	0.74	5.94
12/31/17	13.46		0.72		0.28		1.00		(0.82)		—		13.64		7.49	1,763,229	73	0.74	0.74	5.24
12/31/16	11.51	(h)	0.73	(h)	1.24	(h)	1.97	(h)	(0.02)		—		13.46		17.23	2,361,300	96	0.74	0.74	5.90
12/31/15	13.31	(h)	0.80	(h)	(1.74)	(h)	(0.94)	(h)	(0.83)	(h)	(0.03)	(h)	11.51	(h)	(7.05)	2,360,906	76	0.74	0.74	5.98
12/31/14	14.37	(h)	0.83	(h)	(0.81)	(h)	0.02	(h)	(0.86)	(h)	(0.22)	(h)	13.31	(h)	0.13	2,729,886	64	0.74	0.74	5.58
12/31/13	14.42	(h)	0.92	(h)	0.27	(h)	1.19	(h)	(0.91)	(h)	(0.33)	(h)	14.37	(h)	8.20	2,573,016	94	0.74	0.74	6.17

Class I
06/30/18	15.84		0.49		(0.62)		(0.13)		—		—		15.71		(0.82)	560,606	35	0.44	0.44	6.22
12/31/17‡	15.49		0.92		0.27		1.19		(0.84)		—		15.84		7.79	574,946	73	0.46	0.46	5.84
12/31/16	13.22	(h)	0.87	(h)	1.42	(h)	2.29	(h)	(0.02)		—		15.49		17.34	12,207	96	0.54	0.54	6.08
12/31/15	15.15	(h)	0.94	(h)	(1.98)	(h)	(1.04)	(h)	(0.86)	(h)	(0.03)	(h)	13.22	(h)	(6.92)	10,275	76	0.54	0.54	6.18
12/31/14	16.21	(h)	0.97	(h)	(0.92)	(h)	0.05	(h)	(0.89)	(h)	(0.22)	(h)	15.15	(h)	0.44	11,965	64	0.54	0.54	5.78
12/31/13	16.11	(h)	1.07	(h)	0.30	(h)	1.37	(h)	(0.94)	(h)	(0.33)	(h)	16.21	(h)	8.52	12,319	94	0.54	0.54	6.39

‡	Prior to September 25, 2017, the Fund offered Class B shares. Effective September 25, 2017, Class B shares were renamed to Class I shares.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)
Net investment income(loss) per share and ratios of net investment income(loss) to average net assets for Class I shares can be less than Class A shares for certain Funds or can be significantly more than Class A shares for certain Funds because the net assets for Class I shares increased significantly after the Funds of Funds investment in the Underlying Fund was sold in Class A and purchased in Class I effective September 25, 2017 and also as a result of the timing of income received in the Fund before and after September 25, 2017.

(d)
Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(e)
Portfolio turnover is not annualized for periods of less than one year. Securities sold short are considered long term investments for purposes of calculating portfolio turnover. Dollar roll transactions are excluded for purposes of calculating portfolio turnover.

(f)
The expenses or expense waivers for the Funds' Class I shares were $0.00 for certain days during the period and this was a result of the net assets for the Fund being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for the Funds' Class I shares were $0.01 for certain days during the period and this was a result of the net assets for the Fund being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

(g)
Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(h)	On May 6, 2016, the Fund effected a 2 for 1 reverse share split. Per share data prior to this date has been retroactively adjusted to give effect to the reverse share split.

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.

The Meeting

The Meeting will be held at 12:00 p.m., Eastern Time, on March 15, 2019, at 1 Corporate Way, Lansing, Michigan 48951, together with any adjournment thereof.  The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the Long Short Fund into the HY Bond Fund, and any other business that may properly come before the Meeting.  Only shareholders of the Acquired Fund are entitled to vote on this matter.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.

The JVST Board fixed the close of business on January 25, 2019, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Quorum and Voting

The Amended and Restated By-Laws of JVST, dated March 8, 2017 (the “JVST By-Laws”), provide that, the holders of a majority of the shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at a Shareholder meeting, except where any provision of law or the JVST Amended and Restated Declaration of Trust dated April 27, 2015 and amended on September 25, 2017 (the “JVST Declaration of Trust”) provides otherwise.  The presence of Jackson National and/or Jackson National Life Insurance Company of New York (“Jackson NY,” and together with Jackson National, the “Insurance Companies”), through the presence of an authorized representative, constitutes a quorum. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

The JVST By-Laws further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy JVST receives a specific written notice to the contrary from any one of them.  A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger.  At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting.  Any person giving voting instructions may revoke them at any time prior to their exercise by submitting to the Secretary of JVST a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions.  Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Fund owned by the Shareholder.

Required Vote

The vote of the “majority of the outstanding voting shares” of a Fund is required to approve the Proposal. The vote of the “majority of the outstanding voting shares” means the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  Except as otherwise provided by law, if a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will not be counted as a vote cast on such proposal. The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the Proposal.

Contract Owner Voting Instructions

Both JVST and JNLST are organized as Massachusetts business trusts.  Shares of JVST and JNLST currently are sold only to Separate Accounts of the Insurance Companies to fund the benefits of variable insurance contracts, to certain non-qualified employee benefit plans of Jackson National, or directly to the Insurance Companies.  In addition, shares of JVST and JNLST are sold to certain funds of both Trusts organized as funds-of-funds.  Although the Insurance Companies legally own all of the shares of the Fund held in their respective Separate Accounts that relate to the Contracts, a portion of the value of each Contract is invested by the Insurance Companies, as provided in the Contract, in shares of one or more funds.

Contract Owners have the right under the interpretations of the 1940 Act to instruct the relevant Insurance Company how to vote the shares attributable to their Contract.  Contract Owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session.  The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the Contract Owners with assets invested in the Acquired Fund.  Shares for which the Insurance Company receives a voting instruction card that is signed, dated, and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal.  Shares for which the Insurance Company receives no timely voting instructions from a Contract Owner will be voted by the applicable Insurance Company either for or against approval of the applicable Proposal, or as an abstention, in the same proportion as the Shares for which Contract Owners have provided voting instructions to the Insurance Company.  The Insurance Companies and their affiliates will vote their own shares and shares held by other regulated investment companies in the same proportion as voting instructions timely given by Contract Owners.  As a result, a small number of Contract Owners may determine the outcome of the vote.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Contract as of the Record Date.  The Insurance Companies have fixed the close of business on March 13, 2019 as the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.

Proxy and Voting Instruction Solicitations

The JVST Board is soliciting proxies from shareholders of the Acquired Fund.  The Insurance Companies are the shareholders of record and are soliciting voting instructions from their Contract Owners as to how to vote at the Meeting.  In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone or personal contact by officers or employees of JVST, JNLST, JNAM or officers or employees of the Insurance Companies.

JNAM, as JVST’s administrator, has retained the services of Computershare Fund Services (“Computershare”), 2950 Express Drive South, Suite 210, Islandia, NY 11749. Under the agreement between JNAM and Computershare, Computershare will provide proxy distribution, solicitation, and tabulation services (the “Services”). The anticipated cost of the Services to be provided by Computershare in connection with this proxy solicitation is approximately $8,669 and will be borne by JNAM.

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM.  JVST does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting.  If JVST receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.  The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval.  No Shareholder vote shall be required for any adjournment.  No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting.  Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to the Insurance Companies a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting.  Only the Contract Owner executing the voting instructions can revoke them.  The Insurance Companies will vote the shares of the Acquired Fund in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Shareholders

The Insurance Companies will vote on the Reorganization as instructed by their Contract Owners.  As of January 25, 2019, the Trustees and officers of JVST, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.

Because the shares of the Funds are sold only to the separate accounts of the Insurance Companies, certain funds of JVST and JNLST organized as funds-of-funds, and certain non-qualified retirement plans, the Insurance Companies, through the Separate Accounts which hold shares in JVST and JNLST as funding vehicles for the Contracts and certain retirement plans, are the owner of record of substantially all of the shares of JVST and JNLST.  In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.

Fund	Total Number of Outstanding Shares
Long Short Fund (Class A)	2,185,905.358
Long Short Fund (Class I)	7,300,000.390

As of the Record Date, January 25, 2019, the following person(s) owned 5% or more of the shares of the Acquired Fund either beneficially or of record:

Long Short Fund – Class I Shares
Contract Owner’s Name/Address	Percent Ownership of Shares of the Fund	Percent Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)
JNL Institutional Alt 50 Fund 1 Corporate Way Lansing, MI 48951	55.81%	5.95%
JNL Institutional Alt 25 Fund 1 Corporate Way Lansing, MI 48951	32.25%	0%
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing, MI 48951	0%	30.54%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing, MI 48951	0%	21.07%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing, MI 48951	0%	17.62%
JNL/S&P Managed Conservative Fund 1 Corporate Way Lansing, MI 48951	0%	10.51%
JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing, MI 48951	0%	6.93%
JNL Institutional Alt 100 Fund 1 Corporate Way Lansing, MI 48951	11.76%	0%

*          *          *          *          *

APPENDIX A

PLAN OF REORGANIZATION

JACKSON VARIABLE SERIES TRUST
JNL/PPM AMERICA LONG SHORT CREDIT FUND

JNL SERIES TRUST
JNL/PPM AMERICA HIGH YIELD BOND FUND

This Plan of Reorganization has been entered into on June 21 , 2019, by JACKSON VARIABLE SERIES TRUST (“JVST”), a Massachusetts business trust, on behalf of its JNL/PPM AMERICA LONG SHORT CREDIT FUND (the “Long Short Fund,” or the “Acquired Fund”), and JNL SERIES TRUST (“JNLST”), a Massachusetts business trust, on behalf of its JNL/PPM AMERICA HIGH YIELD BOND FUND (the “HY Bond Fund,” or the “Acquiring Fund”).

WHEREAS, JVST and JNLST are both registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), each as an open-end management investment company, and each has established several separate series of shares (“funds”), with each fund having its own assets and investment policies;

WHEREAS, JVST’s Board of Trustees, including a majority of the Trustees who are not interested persons of JVST, has determined that participation in the transaction described herein is in the best interests of the Acquired Fund, and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the transaction described herein;

WHEREAS, JNLST’s Board of Trustees, including a majority of the Trustees who are not interested persons of JNLST, has determined that the transaction described herein is in the best interests of the Acquiring Fund, and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transaction described herein;

WHEREAS, Article II, Section 2.1 of JVST’s Amended and Restated Declaration of Trust, dated April 27, 2015, as amended September 25, 2017 (the “JVST Declaration of Trust”), authorizes the Board of Trustees to conduct the business of JVST and carry on its operations;

WHEREAS, Article II, Section 2.1 of JNLST’s Amended and Restated Declaration of Trust, dated September 25, 2017 (the “JNLST Declaration of Trust”), authorizes the Board of Trustees to conduct the business of JNLST and carry on its operations;

WHEREAS, JVST’s Board of Trustees, including a majority of the Trustees who are not interested persons of JVST, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”), subject to the approval of the shareholders of the Acquired Fund;

WHEREAS, JNLST’s Board of Trustees, including a majority of the Trustees who are not interested persons of JNLST, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund, subject to the approval of the shareholders of the Acquired Fund; and

WHEREAS, the Reorganization is intended to be treated as a contribution of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund shares in a transaction governed by Section 721 of the Internal Revenue Code of 1986, as amended (the “Code”), followed by a distribution of such Acquiring Fund shares in complete liquidation of Acquired Fund within the meaning of Sections 331 and 332 of the Code, as applicable, and this Plan of Reorganization is intended to be and is adopted as a plan of liquidation within the meaning of Sections 331 and 332 of the Code, as applicable.

NOW, THEREFORE, all the assets, liabilities, and interests of the Acquired Fund shall be transferred on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act; and provided further that JVST’s Board of Trustees or JNLST’s Board of Trustees may terminate this Plan of Reorganization at or prior to the Closing Date:

1.
The Closing Date shall be June 21 , 2019, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of either JVST’s Board of Trustees or JNLST’s Board of Trustees, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per share of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
The obligations of the Acquired Fund and the Acquiring Fund to complete the transaction described herein shall be subject to receipt by the Acquired Fund and the Acquiring Fund of an opinion of tax counsel substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, and subject to certain qualifications, under Section 723 of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will more likely than not be the same as the Acquired Fund’s tax basis in such assets immediately prior to the Reorganization; and under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in the assets received from the Acquired Fund in the Reorganization will more likely than not include the Acquired Fund’s holding periods in such assets. The delivery of such opinion is conditioned upon receipt by tax counsel of representations it shall request from the Acquired Fund and the Acquiring Fund.

3.
On or before the Closing Date, and before effecting the Reorganization described herein, JNLST shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by JNLST on behalf of the Acquiring Fund.

4.
In exchange for all of its shares of the Acquired Fund, each shareholder of such Acquired Fund shall receive a number of shares, including fractional shares, of the corresponding share class of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that such shareholder owns in such Acquired Fund.  Each shareholder of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

5.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of JVST or JNLST.

6.
Upon completion of the foregoing transaction (and, notwithstanding anything to the contrary herein, within 24 months of the date hereof), the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of JVST’s shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by JVST’s Board of Trustees.  JVST’s Board of Trustees and management of JVST shall take whatever actions may be necessary under Massachusetts law and the 1940 Act to effect the termination of the Acquired Fund.

7.
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the costs and expenses related to the preparation of the tax opinion and obtaining a consent of independent registered public accounting firm will be borne by Jackson National Asset Management, LLC (“JNAM”), and no sales or other charges will be imposed on Contract Owners in connection with the Reorganization. The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the cost associated with the preparation of the tax opinion, will also be borne by JNAM.

A copy of each of the JVST Declaration of Trust and the JNLST Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of JVST or JNLST individually, but only binding on the assets and properties of the Acquired Fund or the Acquiring Fund, respectively.

IN WITNESS WHEREOF, JVST, on behalf of the Long Short Fund, and JNLST, on behalf of the HY Bond Fund, have caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL SERIES TRUST

By:
Mark D. Nerud, Trustee, President, and Chief Executive Officer

Attest:
Susan S. Rhee, Vice President, Chief Legal Officer, and Secretary

JACKSON VARIABLE SERIES TRUST

By:
Mark D. Nerud, Trustee, President, and Chief Executive Officer

Attest:
Susan S. Rhee, Vice President, Chief Legal Officer, and Secretary

APPENDIX B

More Information on Strategies and Risk Factors

Acquired Fund

JNL/PPM America Long Short Credit Fund

Class A

Class I

Investment Objective. The investment objective of the JNL/PPM America Long Short Credit Fund (the “Fund”) is to seek to maximize total return through a combination of current income and capital appreciation, consistent with capital preservation.

Principal Investment Strategies. The Fund seeks to maximize total return under a variety of market conditions and economic cycles through a long/short strategy that utilizes sector allocation, security selection, interest rate risk management and various other strategies. Long positions are taken to establish credit exposure to a single issuer, industry or sector where PPM America Inc. (the “Sub-Adviser”) identifies relative value opportunities. Short positions are generally established to match long positions in an effort to isolate and capture credit-specific risk opportunities or to take credit risk in securities or sectors with poor credit outlooks or perceived overvaluations. The Fund may also seek to capture relative price dislocations between or within sectors, ratings and an issuer’s capital structure. The Fund may establish long and short positions in investments in securities or through the use of derivatives.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in credit-related instruments, including, but not limited to, U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, emerging market debt securities, preferred securities, structured products, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics. The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. The Fund may invest in fixed, variable and floating rate credit-related instruments, which may be of any duration or maturity. The Fund may invest in fixed income securities of US and non-US issuers located in developed and emerging market countries.

The Fund may invest in credit-related instruments (i) rated investment grade or, if unrated, determined by the Sub-Adviser to be of comparable quality, and (ii) rated below investment grade (sometimes referred to as “high yield” or “junk bonds”) or, if unrated, deemed equivalent by the Sub-Adviser. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.

For purposes of satisfying the 80% requirement, the Fund may also invest without limitation in derivative or other synthetic instruments that have economic characteristics similar to the fixed income instruments mentioned above such as treasury futures contracts credit default swaps, or credit default swap indices, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information.

The Fund may use derivatives for hedging or non-hedging purposes. The Fund intends to use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund also may use derivatives to establish net short positions for individual markets, currencies and securities or to adjust the Fund’s portfolio duration. In addition, the Fund may establish short positions in fixed income securities through the use of derivative instruments to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation.

The Fund may invest, without limitation, in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers, including emerging market issuers. Based on the Sub-Adviser’s assessment of the Fund’s foreign currency exposure, the Sub-Adviser may (but is not required to) hedge a portion of the Fund’s exposure relative to the US dollar through the use of currency futures and forwards and other derivatives.

The Fund may invest in equity instruments, including common stocks, depositary receipts, rights, warrants and other instruments whose price is linked to the value of common stocks. The Fund may hold long or short positions in equity instruments, and may invest in equity instruments of issuers of any market capitalization.

The Fund has the ability to invest in money market funds, may engage in short sales for hedging purposes or to enhance total return and may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies. Certain investments and investment techniques have additional risks, such as the potential use of structured investments and convertible securities.

The Sub-Adviser’s large, dedicated and experienced analyst team is organized by industry with coverage across the ratings spectrum and capital structure. Utilizing an independent, fundamental, bottom-up research process, the team looks across various debt sectors to identify what it believes to be the best relative value investment opportunities generated by market inefficiencies. The team analyzes:

●	predictability and stability of cash flows through economic cycles as a measure of business risk; and
●	the amount of leverage and debt structure as a measure of financial risk.

The team also performs ‘stress-testing’ to gauge potential credit deterioration under downside scenarios, specifically assessing the impact of:

●	possible declines in cash flow generation; and
●	shareholder friendly activities and asset value available to support debtholders.

Each security is then assigned a proprietary internal credit rating and a relative value recommendation.

The Sub-Adviser determines the Fund’s allocations to investment grade bonds, high yield bonds and bank loans based on the its outlook for risk-adjusted returns from those types of securities. Within those sectors, the Sub-Adviser then selects individual securities based on its analysis of the various issuers. The Sub-Adviser also seeks to minimize interest rate risk, taking into consideration the maturity and duration of the portfolio as a whole or with respect to a particular security.

In anticipation of or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Sub-Adviser may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Asset-based securities risk
●	Call risk
●	Corporate loan, sovereign entity loan, and bank loan risk
●	Counterparty risk
●	Credit risk
●	Debt securities ratings risk
●	Derivatives risk
●	Equity securities risk
●	Foreign regulatory risk
●	Foreign securities risk
●	High-yield bonds, lower-rated bonds, and unrated securities risk
●	Income risk
●	Interest rate risk
●	Investment in money market funds risk

●	Issuer risk
●	Leverage risk
●	Liquidity risk
●	Managed portfolio risk
●	Market risk
●	Mortgage-related and other asset-backed securities risk
●	Portfolio turnover risk
●	Prepayment risk
●	Rule 144A securities risk
●	Senior loans risk
●	Settlement risk
●	Short sales risk
●	U.S. Government securities risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). Certain investments and investment techniques have additional risks, such as the potential use of structured investments, convertible securities and depositary receipts. Additionally, potential investments in foreign securities may introduce currency risk.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

●	Currency management strategies risk
●	Currency transaction risk
●	Cybersecurity risk
●	Distressed debt risk
●	Emerging markets and less developed countries risk
●	Extension risk
●	Investment in other investment companies risk
●	Investment strategy risk
●	Mezzanine securities risk
●	Redemption risk
●	Regulatory investment limits risk
●	Second lien loans risk
●	Securities lending risk
●	Sovereign debt risk
●	Temporary defensive positions and large cash positions risk
●	TIPS and inflation-linked bonds risk
●	When-issued and delayed delivery securities and forward commitments risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The Fund’s Statement of Additional Information has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to it.

Acquiring Fund

JNL/PPM America High Yield Bond Fund

Class A

Class I

Investment Objective. The investment objective of the Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

Principal Investment Strategies. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments rated B or higher by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined to be of comparable quality. Below investment grade securities offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative. The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit). The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. The Fund may also invest in bank loans. The Fund may also invest up to 35% of its total assets in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum requirement.

The Fund also has the ability to invest in other investment companies, such as exchange-traded funds (“ETFs”), money market funds, unit investment trusts, and open-end and closed-end funds, including affiliated investment companies. For purposes of satisfying the 80% requirement, the Fund may invest in high yield ETFs comprised of junk bonds as described above. The Fund generally uses high yield ETFs as a tool to obtain exposure to the securities in which it primarily invests.

Further, while not a principal investment strategy, the Fund may invest in derivatives transactions such as options, futures contracts or swap agreements, including credit default swaps. For purposes of satisfying the 80% investment minimum, the Fund may invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above.

The Sub-Adviser’s large, dedicated and experienced analyst team is organized by industry with coverage across the ratings spectrum and capital structure. Utilizing an independent, fundamental, bottom-up research process, the Sub-Adviser determines the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions within and among these sectors. In pursuing capital appreciation, the Sub-Adviser looks for those companies that the Sub-Adviser believes have the highest potential for improving credit fundamentals.

In light of the risks associated with such securities, the Sub-Adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. With respect to derivative instruments, the Sub-Adviser also takes into consideration the credit-worthiness of the counterparty to the transaction. For sovereign debt instruments, these typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The Sub-Adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the Sub-Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund’s ability to achieve its investment objectives may be more dependent on the Sub-Adviser’s credit analysis than would be the case if it invested in higher quality debt securities.

The Sub-Adviser selects individual securities by considering factors such as credit quality, the security’s risk-return profile, the security’s maturity and its market liquidity. While the Fund typically diversifies its assets broadly across various sectors, the Fund may overweight certain sectors and minimize exposures to others as relative value opportunities arise. In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Sub-Adviser may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

Certain investments and investment techniques have additional risks. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds, deferred payment securities, and, TIPS and inflation-linked bonds which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest. Certain of the Fund’s investments are also subject to extension risk and the Fund’s investment activity may generate portfolio turnover risk. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

The Sub-Adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest.

The Fund may lend securities to increase its income.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

●	Call risk
●	Corporate loan, sovereign entity loan, and bank loan risk
●	Credit risk
●	Debt securities ratings risk
●	Distressed debt risk
●	Equity securities risk
●	Exchange-traded funds investing risk
●	Foreign regulatory risk
●	High-yield bonds, lower-rated bonds, and unrated securities risk
●	Income risk
●	Interest rate risk
●	Investment in money market funds risk
●	Investment in other investment companies risk
●	Issuer risk
●	Leverage risk
●	Liquidity risk
●	Managed portfolio risk
●	Market risk
●	Mezzanine securities risk
●	Portfolio turnover risk
●	Prepayment risk
●	Rule 144A securities risk
●	Second lien loans risk
●	Securities lending risk
●	Senior loans risk
●	Settlement risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks. There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks). Certain investments and investment techniques have additional risks. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

The Fund may invest in fixed- and floating-rate loans including loan participations and assignments.

The Sub-Adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective. Those additional risks are:

●	Convertible securities risk
●	Counterparty risk
●	Currency risk
●	Currency transaction risk
●	Cybersecurity risk
●	Derivatives risk
●	Emerging markets and less developed countries risk
●	Extension risk
●	Foreign securities risk
●	Investment strategy risk
●	Mortgage-related and other asset-backed securities risk
●	Redemption risk
●	Regulatory investment limits risk
●	Sovereign debt risk
●	Temporary defensive positions and large cash positions risk
●	TIPS and inflation-linked bonds risk
●	U.S. Government securities risk
●	When-issued and delayed delivery securities and forward commitments risk

Please see the “Glossary of Risks” section at the end of Appendix B for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The Fund’s Statement of Additional Information has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to it.

Glossary of Risks

Asset-based securities risk–Asset-based securities are typically fixed-income securities whose value is related to the market price of certain commodities, interests, and other items, such as precious metals, as well as other assets, such as credit card receivables. Although the market price of these securities is expected to follow the market price of the related assets, there may not be perfect correlation. There are special risks associated with certain types of assets that will also affect the value of asset-based securities related to those assets.

Call risk–Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and the conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. A convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock, since it derives a portion of its value from the common stock into which it may be converted. In addition, because companies that issue convertible securities are often small- or mid-capitalization companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies.

The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Convertible securities normally are “junior” securities, which means that an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

Corporate loan, sovereign entity loan, and bank loan risk– Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling such securities. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as “illiquid” securities.

Due to restrictions on transfers in loan agreements and the nature of private syndication of loans, some loans are not as easily purchased or sold as publicly traded securities. Some loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at the price at which the Fund has valued the loan. In addition, compared to public securities, purchases and sales of loans generally take longer to settle. It may take longer than seven days for transactions in loans to settle. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow to meet its short-term liquidity needs. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Bank loans may not be considered securities under the federal securities laws and accordingly, may offer less legal protection in the event of fraud or misrepresentation in connection with the purchase or sale of such instruments. Instead, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

Bank loans usually have mandatory and optional prepayment provisions. If a borrower prepays a loan, the Fund will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return.

A Sub-Adviser may take steps to ensure that it does not receive material nonpublic information about the issuers of loans who also issue (directly or through a related entity) publicly traded securities. In that circumstance, a Sub-Adviser may have less information than other investors about certain of the loans in which it invests or seeks to invest. This may place the Fund at a disadvantage relative to other investors in loans.

A lead bank or other financial institution will often act as agent for all holders of a particular corporate loan. The agent administers the terms of the loan, as specified in the loan agreement. Unless a holder of the corporate loan, such as the Fund, has direct recourse against the borrower, the holder may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. The agent may also be responsible for distributing income from the corporate loan and, as a result, holders of the loan might incur certain costs and delays in realizing payment on the loan and could suffer a loss of principal or interest. In addition, investments in corporate loans may expose the holders of the corporate loan, including the Fund, to the credit risk of both the financial institution and the underlying borrower. In the event of the insolvency of an agent bank, a corporate loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing LIBOR calculations and processing draws).

Certain corporate loans may be issued in connection with highly leveraged transactions, including leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.

Some loans may be “covenant lite” loans which do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

If a Fund invests in a loan via participation, the Fund will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan (and in certain circumstances, such entity’s credit risk) in addition to the exposure the Fund has to the creditworthiness of the borrower.

Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities, runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, which may cause the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

A Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Credit risk – The price of a debt security can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. When a fixed-income security is not rated, the Fund’s investment manager may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do. In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency management strategies risk – Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Currency transaction risk – Non-U.S. currency forward contracts, options, swaps, or other derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund. Forward contracts may not be guaranteed by an exchange or clearinghouse and a default by the counterparty may result in a loss to the Fund. Governmental authorities may impose credit controls to limit the level of forward trading to the detriment of the Fund. Neither the CFTC nor the U.S. banking authorities regulate forward currency transactions through banks. In respect of such trading, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform with respect to such contracts.

Cybersecurity risk – Cyber attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments. Cyber attacks on securities markets or the financial services infrastructure could cause market volatility or the failure of critical financial services. Cyber attacks on a Fund’s Sub-Adviser(s) and service providers could cause business failures or delays in daily processing, and the Funds may not be able to issue a NAV per share. As a result, cyber attacks could impact the performance of the Funds. See the “Technology Disruptions” section in this Prospectus.

Debt securities ratings risk –The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate. Governmental efforts to reform rating agencies and the use of credit ratings in the marketplace may impact a Fund’s investments or investment process.

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to a number of risks described elsewhere in this section, such as leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Certain derivatives transactions may subject the Fund to counterparty risk.

The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment. The Fund’s investment manager must also correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.

The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.

If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful and the Fund may lose money. To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated on its books to cover its obligations under such derivative instruments.

The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear. The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.” It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions). All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unclear under current law and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Distressed debt risk – Certain Funds may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”). Such distressed debt securities involve substantial risk in addition to the risks of investing in lower-grade debt securities. To the extent that a Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale and may be subject to liquidity risk.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property in emerging and less developed countries. Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. A fund may not be able to sell such securities in a timely manner, and may receive less than the currently available market price when selling such emerging market securities. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost. Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody. Investments in, or exposure to, emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Investments in, or exposure to, emerging market securities tend to be more volatile than investments in developed countries.

Frontier market countries are emerging market countries that are considered to have the smallest, least mature and least liquid securities markets. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes, low security market capitalizations, and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Equity securities risk– Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Exchange-traded funds investing risk–Most exchange-traded funds (“ETFs”) are investment companies whose shares are purchased and sold on a securities exchange. Generally, an ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations, subject to certain conditions. A Fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks: (i) the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. During periods of market volatility, there may be delays in the pricing of ETFs, and ETF exchange-traded prices may also be subject to volatility, which could cause the Fund to lose money.

Extension risk– When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign regulatory risk– The Adviser is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.

Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance. In addition, foreign regulatory requirements may increase the cost of transactions in certain countries, and may increase Fund legal and compliance costs.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position. Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular. Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies. Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. As a result, an investment in junk bonds is considered speculative. An unanticipated default would result in a reduction in income and a decline in the market value of the related securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in price volatility. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued. The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Income risk– Income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods. The Fund’s distributions to shareholders may decline when interest rates fall.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Conversely, as interest rates decrease, the prices of fixed income securities tend to increase. In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed income securities, and could negatively impact a Fund’s portfolio of fixed income securities. Long-term fixed income securities normally have more price volatility than short-term fixed income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments. However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in a Fund’s value. In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in a Fund’s value. Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

At times, when interest rates in the United States are at or near historic lows, a Fund may face increased exposure to risks associated with rising interest rates.

Investment in money market funds risk – Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such money market funds seek to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Investment in other investment companies risk–As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect securities markets as a whole. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund. To minimize these risks, the Fund attempts to segregate on its books (cover) liquid assets sufficient to cover the value of such transactions; however, such coverage techniques may not always be successful and the Funds could lose money.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. An “illiquid security” typically is defined as a security that cannot be sold or disposed of within seven (7) days, at a price or value at which it is carried by the Fund. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity, and the liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks. Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress. Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Board, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Fund’s manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund. Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds will fall. A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mezzanine securities risk – Mezzanine securities are generally rated below investment-grade and frequently are unrated and present many of the same risks as senior loans, second lien loans and non-investment grade bonds. However, unlike senior loans and second lien loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer’s capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be highly illiquid investments. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Mortgage-related and other asset-backed securities risk – The risk of investing in mortgage-related and other asset-backed securities include interest rate risk, extension risk, and prepayment (contraction) risk. With respect to extension risk, rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities may exhibit increased volatility. With respect to default risk, rising interest rates and falling property prices may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages or other loans. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. A number of mortgage defaults could lead to a decline in the value of mortgage-backed and mortgage-related securities. In addition, legal and documentation risk (incomplete mortgage information) related to mortgage defaults may exist. With respect to prepayment risk, borrowers may pay off their mortgages or other loans sooner than expected, which may result in contraction risk, whereby the Fund will have to reinvest that money at the lower prevailing interest rates and, thus, may suffer an unexpected loss of interest income.

Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments or defaults on the underlying mortgages serving as collateral. An increase or decrease in payment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of payments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market’s perception or the actual creditworthiness of the issuer. In addition, the mortgage-backed or other asset-backed securities market in general may be adversely affected by changes in governmental regulation, interest rates, tax policies, the real estate market, and/or the overall economy.

Portfolio turnover risk – The Fund may actively trade securities or instruments, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance.

Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk– The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities. These limits may be Fund specific or they may apply to the investment manager. As a result of these regulatory limitations under the Federal Securities Laws and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Fund may be prohibited from or limited in effecting transactions in certain securities. The investment manager and the Fund may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements. The Federal Securities Laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales. These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

Rule 144A securities risk– Rule 144A securities are securities offered as exempt from registration with the SEC, but are typically treated as liquid securities because there is a market for such securities. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

Second lien loans risk– Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Securities lending risk – The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund may pay lending fees to a party arranging the loan. See the “Lending of Portfolio Securities” section in this Prospectus.

Senior loans risk – The senior loans in which the Fund invests are usually rated below investment grade. The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. The Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. In addition, the lenders’ security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid. Uncollateralized senior loans involve a greater risk of loss. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Delayed settlement may affect a Fund’s liquidity due to the timing and receipt of the proceeds from the sale of that security. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations. In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Short sales risk – A short sale may be effected by selling a security that the Fund does not own. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. The Fund may take a short position in securities or in a derivative instrument, such as a future, forward or swap. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of an instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss to a greater extent than would occur without the use of leverage. Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

Sovereign debt risk–Investments issued by a governmental entity are subject to the risk that the governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due to, among other things, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay its debt, request additional loans or otherwise restructure its debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt may be collected.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, and/or Fund mergers or rebalances, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective. Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

TIPS and inflation-linked bonds risk– The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. As a result, if inflation rates were to rise at a faster rate than nominal rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities. If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and, as such, can suffer from losses during time of economic stress or illiquidity.

U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association (“Fannie Mae”); (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The maximum potential liability of the issuers of some U.S. Government securities may greatly exceed their current resources, including their legal right to receive support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Although many types of U.S. Government securities may be purchased by the Funds, such as those issued by Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks, and other entities chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the holder of the securities of such issuer might not be able to recover its investment from the U.S. Government. In September 2008, the U.S. Treasury and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into conservatorship under FHFA. The ongoing effect that this conservatorship will continue to have on the entities’ debt and equities and on securities guaranteed by the entities is unclear. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful. In addition, new accounting standards and future Congressional action may affect the value of Fannie Mae and Freddie Mac debt.

When-issued and delayed delivery securities and forward commitments risk–When-issued and delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. In addition, these investments may create a form of investment leverage, which may increase the Fund’s volatility and may require the Fund to liquidate portfolio securities when it may not be advantageous.

STATEMENT OF ADDITIONAL INFORMATION

February 4, 2019

JNL SERIES TRUST

JNL/PPM America Long Short Credit Fund

(a series of Jackson Variable Series Trust)

(the “Acquired Fund”)

AND

JNL/PPM America High Yield Bond Fund

(a series of JNL Series Trust)

(the “Acquiring Fund”)

1 Corporate Way
Lansing, Michigan 48951
(517) 381-5500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/PPM America Long Short Credit Fund	JNL/PPM America High Yield Bond Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”). This SAI is available to separate accounts, registered investment companies, and non-qualified plans of Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York with amounts allocated to the Acquired Fund and to other shareholders of the Acquired Fund as of January 25, 2019.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)       The Acquired Fund’s Statement of Additional Information dated April 30, 2018, as supplemented (File Nos. 333-177369 and 811-22613);

(2)       The Acquiring Fund’s Statement of Additional Information dated August 13, 2018, as supplemented (File Nos. 033-87244 and 811-08894);

(3)       The Annual Report to Shareholders of the Acquired Fund for the fiscal year ended December 31, 2017 (File Nos. 333-177369 and 811-22613);

(4)       The Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended December 31, 2017 (File Nos. 033-87244 and 811-08894);

(5)       The Semi-Annual Report to Shareholders of the Acquired Fund for the period ended June 30, 2018 (File Nos. 333-177369 and 811-22613); and

(6)       The Semi-Annual Report to Shareholders of the Acquiring Fund for the period ended June 30, 2018 (File Nos. 033-87244 and 811-08894).

This SAI is not a prospectus. A Proxy Statement and Prospectus dated February 4, 2019, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to JNLST at 1 Corporate Way, Lansing, Michigan 48951 or calling (517) 381-5500. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

PRO FORMA FINANCIAL INFORMATION

JNL/PPM America Long Short Credit Fund merging into JNL/PPM America High Yield Bond Fund

In accordance with the instructions to the Form N-14 proxy statement and prospectus, pro forma financial information for JNL/PPM America Long Short Credit Fund (“Long Short Fund”) and JNL/PPM America High Yield Bond Fund (“HY Bond Fund”) after giving effect to the proposed Reorganization is not required to be included in this SAI because the net assets of the Long Short Fund as of January 7, 2019 , within 30 days prior to date of filing of the proxy statement and prospectus for the proposed Reorganization, are less than 10 percent of the net assets of the HY Bond Fund.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholders Meeting 1 Corporate Way Lansing, MI 48951 on March 15, 2019

Please detach at perforation before mailing.

PROXY	JNL/PPM AMERICA LONG SHORT CREDIT FUND, A SERIES OF JACKSON VARIABLE SERIES TRUST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES SPECIAL MEETING OF SHAREHOLDERS – MARCH 15, 2019

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of Shareholders of JNL/PPM America Long Short Credit Fund (the “Fund”), a series of the Jackson Variable Series Trust (“JVST”), to be held at 1 Corporate Way, Lansing, Michigan 48951 on Friday, March 15, 2019 at 12:00 p.m. (Eastern Time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 808000, Louisville, KY 40233-9890, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-337-3503

PLEASE BE SURE TO SIGN, DATE AND MARK THIS PROXY CARD ON THE REVERSE SIDE
ALS_30380_121118

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of the JNL/PPM America Long Short Credit Fund, a series of
Jackson Variable Series Trust,
To Be Held on March 15, 2019

The Proxy Statement for the Meeting and the accompanying Notice of Special Meeting of Shareholders and the form of proxy card are available at https://www.proxy-direct.com/jac-30380

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  THIS PROXY CARD IS VALID ONLY
WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒
A	Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.
To approve the Plan of Reorganization, adopted by the JVST’s Board of Trustees, which provides for the reorganization of the JNL/PPM America Long Short Credit Fund, a series of JVST, into the JNL/PPM America High Yield Bond Fund, a series of the JNL Series Trust.
		☐	☐	☐

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note:
Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

■	xxxxxxxxxxxxxx	ALS 30380	M xxxxxxxx	+

 EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholders Meeting 1 Corporate Way Lansing, MI 48951 on March 15, 2019

Please detach at perforation before mailing.

JNL/PPM AMERICA LONG SHORT CREDIT FUND, A SERIES OF JACKSON VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
SPECIAL MEETING OF SHAREHOLDERS – MARCH 15, 2019

[INSURANCE COMPANY NAME DROP-IN]
The undersigned contract owner hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an “Insurance Company” and together the “Insurance Companies”) to vote all shares of JNL/PPM America Long Short Credit Fund, a series of the Jackson Variable Series Trust ("JVST"), attributable to his or her variable annuity contract or variable life insurance contract (“Variable Contract”) at the Special Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan 48951, on Friday, March 15, 2019 at 12:00 p.m. (Eastern Time) (the “Meeting”) and at any and all adjournments or postponements thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 13, 2019, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 808000, Louisville, KY 40233-9890, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Account I, Jackson National Separate Account III, and Jackson National Separate Account V and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I and JNLNY Separate Account II.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. If this voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the shares FOR the proposal specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the Meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

 PLEASE BE SURE TO SIGN, DATE AND MARK THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE
ALS_30380_121118_VI

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders of the JNL/PPM America Long Short Credit Fund, a series of
Jackson Variable Series Trust,
To Be Held on March 15, 2019

The Proxy Statement for the Meeting and the accompanying Notice of Joint Special Meeting of Shareholders and
the voting instruction card are available at https://www.proxy-direct.com/jac-30380

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.
To approve the Plan of Reorganization, adopted by the JVST’s Board of Trustees, which provides for the reorganization of the JNL/PPM America Long Short Credit Fund, a series of JVST, into the JNL/PPM America High Yield Bond Fund, a series of the JNL Series Trust.
		☐	☐	☐

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Voting Instruction Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

■	xxxxxxxxxxxxxx	ALS2 30380	M xxxxxxxx	+